As filed with the Securities and Exchange Commission on or about April 24, 2026

Registration Statement File No. 333-22557
Registration Statement File No. 811-08075

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 38

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 292
(Check appropriate box or boxes.)

Massachusetts Mutual Variable Life Separate Account I
(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company
(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111-0001
(Address of Depositor’s Principal Executive Offices)

(413) 788-8411
(Depositor’s Telephone Number, including Area Code)

Gary Murtagh
Head of Insurance Product & Operations Law
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111-0001
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 27, 2026 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on __________ pursuant to paragraph (a)(1) of rule 485 under the Securities Act.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered: Units of Interest in Strategic Group Variable Universal Life®, a variable rider issued in connection with certificates issued to individuals participating under a group, flexible premium, adjustable, variable life insurance policy.

Strategic Group Variable Universal Life®
Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Life Separate Account I
This prospectus describes a variable rider issued in connection with certificates issued to individuals participating under a group, flexible premium, adjustable, variable life insurance policy offered by Massachusetts Mutual Life Insurance Company (MassMutual®, Company, we, us, or our). The group policy allows individual owners to elect certificates offering participation in MassMutual’s fixed account and to elect a rider to the certificate offering additional participation in a separate account of MassMutual. We refer to the certificates we issue to individuals who elect the variable rider as “policy” or “policies.” While the policy is In Force, it provides lifetime insurance protection on the Insured. The policy is not a way to invest in mutual funds and is not suitable for short-term investment. The Policy Owner (you or your) should consider the policy in conjunction with other life insurance you own. Replacing any existing life insurance policy with this policy or financing the purchase or maintenance of the policy through a loan or through withdrawals from another policy may not be to your advantage.
The policy offers a number of investment choices, including a Guaranteed Principal Account (GPA) and one or more variable investment divisions (Separate Account Divisions) offered though our separate account, Massachusetts Mutual Variable Life Separate Account I (Separate Account). Each Separate Account Division, in turn, invests in the Funds listed in Appendix A to this prospectus. Policy Owners may invest in a maximum of 25 Separate Account Divisions and the GPA at any given time.
You bear the investment risks of any premium allocated to these Separate Account Divisions. The death benefit may vary and the Cash Surrender Value will vary, depending on the investment performance of the Funds.
The policy is not (1) a bank or credit union deposit or obligation; (2) FDIC or NCUA insured; (3) insured by any federal government agency or (4) guaranteed by any bank or credit union. The policy may go down in value and provides guarantees that are subject to our financial strength and claims-paying ability. This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy nor is it an offer to sell the policy to anyone to whom it is illegal to offer the policy.
YOU MAY CANCEL YOUR POLICY WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
In some states, this cancellation period may be longer. Upon cancellation, we will issue you a refund, equal to any premium paid for this policy plus interest credited to this policy under the GPA to the date this policy is received by us. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.
The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.
Please read this prospectus before investing. You should keep it for future reference.
Effective April 27, 2026

Glossary
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.
Account Value. The value of your investment in the Separate Account Divisions and the GPA.
Accumulation Unit. A unit of measure that we use to determine the value in each Separate Account Division.
Administrative Office. Massachusetts Mutual Life Insurance Company, LCM Document Management Hub, 1295 State Street, Springfield, MA 01111-0001, (800) 548-0073, (Fax) (413) 226-4054, LCMClientServices@MassMutual.com, www.MassMutual.com
Attained Age.  The Insured’s age on the Issue Date, plus the number of completed Policy Years.
Beneficiary. The person named in the application to receive any death benefit.
Case. A group of policies issued to individuals with a common employment or other non-insurance motivated relationship.
Cash Surrender Value. Account Value less Policy Debt.
Free Look. Your right to cancel the policy and receive a refund.
Fund(s). The investment entities in which the Separate Account Divisions invest.
General Investment Account. The Company’s General Investment Account, which supports the Company’s annuity and insurance obligations. The General Investment Account’s assets include all of our assets, with the exception of the Separate Account and the Company’s other segregated asset accounts.
Good Order. The actual receipt by our Administrative Office of the instructions related to a request or transaction in writing (or, when permitted, by telephone, fax, website, or other electronic means), within the time limits, if any, along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information includes, to the extent applicable: the completed application or instruction form; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Separate Account Divisions affected by the request or transaction; the signatures of all Policy Owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions, you may contact our Administrative Office before submitting the form or request.
Grace Period. A period that begins when the Cash Surrender Value is not sufficient to cover monthly charges due and your policy stays In Force, during which you can pay the amount of premium needed to avoid termination.
In Force. Your policy  has not terminated.
Insurance Risk. The difference between the death benefit and the Account Value.
Insured. The person on whose life the policy is issued.
Issue Date. The date we issue the policy. The Issue Date starts the contestability  and suicide periods.
Minimum Death Benefit. The minimum amount of death benefit needed for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended.
Minimum Initial Premium. The amount required to be paid to issue the policy.
Minimum Premium Amount. An estimate of the premium sufficient to pay the monthly charges (other than the Mortality and Expense Risk charge) until the next Modal Term Premium due date.
Modal Term Premium. The amount selected by you to be paid periodically on the policy, which establishes the basis for the premium bills we send you.

Modified Endowment Contract (MEC). A special type of life insurance under federal income tax law. Specifically, the law prescribes a test that is intended to differentiate between policies that are purchased primarily for certain tax advantages, versus policies that are purchased primarily for death protection. MECs are still life insurance and offer tax-free death benefits and tax-deferred cash value accumulation. However, pre-death distributions (including loans) are taxed as “income first” (not cost basis first), meaning they are taxable to the extent of gain in the policy. In addition, distributions may be subject to a 10% additional tax.
Monthly Calculation Date. The Policy Date and the same day of each succeeding calendar month on which monthly charges are due on the policy.
Net Premium. A premium payment received in Good Order minus the sales load charge, premium tax charges, and federal deferred acquisition cost tax charges.
Paid-up Policy Date. The Policy Anniversary after the Insured’s 100th birthday.
Policy Anniversary. The anniversary of the Policy Date.
Policy Date. The starting point for determining the Policy Anniversaries, Policy Years, and Monthly Calculation Dates. It is also the day we first deduct monthly charges under the policy.
Policy Debt. All outstanding loans plus accrued interest.
Policy Debt Limit. When Policy Debt exceeds the Account Value.
Policy Owner. The person who will generally make the choices that determine how the policy operates while it is In Force.
Policy Year. The twelve-month period beginning with the Policy Date, and each successive twelve-month period thereafter.
Reinstatement Date. The Monthly Calculation Date that is on, or next follows, the date we approve your application for reinstatement.
Selected Face Amount. An amount used to determine the insurance coverage provided by the policy while it is In Force.
Separate Account Division. A variable investment division offered through our Separate Account that invests in the corresponding underlying Fund.
Valuation Date. Any day on which the net asset value of the units of each Separate Account Division is determined. Generally, this is any date the New York Stock Exchange (NYSE), or its successor, is open for trading. A Valuation Date ends when the NYSE closes (usually 4 p.m. Eastern Time).
Written Request. A written or electronic communication or instruction in Good Order sent by you to us at our Administrative Office.

Important Information You Should Consider About the  Policy

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals
When you withdraw a portion of your Account Value from the policy, we deduct a withdrawal charge of up to 2% of the amount you withdraw, but not more than $25. Please note that this charge applies to any withdrawal – whether it is taken early in your holding of the policy or later.
The maximum withdrawal amount is equal to the Account Value less (a) any Policy Debt less (b) an amount equal to (i) the most recent monthly deduction multiplied by (ii) one plus the number of Monthly Calculation Dates remaining in your modal term.
For example, if you withdraw $10,000 from your policy, you will incur  a withdrawal charge of $25.
Fee Tables – Transaction Fees – Withdrawal Charge Charges and Deductions – Transaction Charges – Withdrawal Charge
Transaction Charges
In addition to withdrawal charges, you also may be charged for other transactions. These charges are as follows:
Sales Load Charge. Before allocating premiums among the Separate Account Divisions or the GPA, we impose a sales load charge equal to a maximum of 5% of each premium.
State Premium Tax Charge. We deduct the applicable state premium tax rate from each premium to cover premium taxes assessed against us by the states. This charge will always equal the applicable state rate multiplied by the premium paid and currently ranges from 0-5% of each premium.
Deferred Acquisition Tax Charge. We deduct the deferred acquisition cost tax assessed against MassMutual by the federal government. The charge will always represent the expense to MassMutual of the deferred acquisition cost tax and currently ranges from 0-0.25% of each premium.
Transfer Charge. There is no transfer charge for the first 12 transfers during a Policy Year. We may impose a transfer charge of up to $10 for the thirteenth and each subsequent transfer in a Policy Year.
Fee Tables – Transaction Fees Charges and Deductions – Transaction Charges
Ongoing Fees and Expenses
In addition to withdrawal charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of optional benefits available under the policy. These fees and expenses are set based on characteristics of the Insured under the policy (e.g., age, sex, and underwriting class). You should view the policy specifications pages for rates applicable to your policy.
Policy Owners will also bear expenses associated with the Funds available under the policy, as shown in the following table:
Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses Charges and Deductions – Monthly Charges Against the Account Value Appendix A
	Annual Fee	Minimum	Maximum
	Fund options (Fund fees and expenses)(1)	0.29%(1)	1.18%(1)

(1)	As a percentage of Fund assets.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the policy.	Principal Risks – Investment Risks
Not a Short-Term Investment
A policy is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.
We apply a withdrawal charge with respect to any withdrawal you make from the policy.
A withdrawal may also reduce your policy’s Selected Face Amount and may have adverse tax consequences.
You can avoid withdrawal charges and such possible adverse tax consequences by holding your policy for the long-term and minimizing withdrawals.
Overview of the Policy – What is the policy, and what is it designed to do? Principal Risks – Suitability
Risks Associated with Investment Options
An investment in this policy is subject to the risk of poor investment performance and can vary depending upon the performance of the underlying Funds you choose.
Each investment option (including any fixed account investment option) has its own unique risks. You should review the prospectuses for the available Funds before making an investment decision.
Principal Risks – Investment Risks General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds
Insurance Company Risks
An investment in the policy is subject to the risks related to the Depositor (MassMutual). Any obligations (including under any fixed account investment option), guarantees, or benefits of the policy are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available by calling (800) 665-2654 or by visiting www.MassMutual.com/ratings.
General Information About the Company, the Separate Account and the Underlying Funds – The Guaranteed Principal Account
Policy Lapse
Your policy could terminate (or lapse) if the Cash Surrender Value becomes too low to support the policy’s monthly charges. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. If your policy lapses, you may be able to reinstate it. To reinstate your policy, you must provide us certain written materials we require as well as a premium payment sufficient to keep the policy In Force for three months after reinstatement.    The death benefit will not be paid if the policy has lapsed.
Principal Risks – Policy Termination Policy Termination and Reinstatement

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
Generally, you may transfer Account Value among the Separate Account Divisions and the Guaranteed Principal Account (GPA), subject to certain limitations.
  Transfers from the GPA to the Separate Account are limited to one per Policy Year, and generally may not exceed 25% of your Account Value in the GPA (less any Policy Debt).
  There is one exception to this rule. If you have transferred 25% of the GPA Value (less any Policy Debt) for three consecutive years and you have not added any Net Premium or transferred amounts to the GPA during these three consecutive years, you may transfer the remainder of the GPA Value (less any Policy Debt) out of the GPA in the succeeding Policy Year.
  Transfers (including transfers through automated programs) cannot be processed during a Grace Period.
In addition, we reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict the transfer by the applicable Fund.
MassMutual also reserves the right to remove or substitute Funds as investment options that are available under the policy.
Transfers General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds – Addition, Removal, Closure, or Substitution of Funds
Optional Benefits
Optional benefits, such as riders, may alter the benefits or charges under your policy. Rider availability and benefits may vary by state of issue, and their election may have tax consequences. Riders may have restrictions or limitations. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders.
Other Benefits Available Under the Policy

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.
  If you purchase the policy through a qualified retirement plan, you do not receive any additional tax deferral.
  Withdrawals and partial surrenders are taxed as recovery of cost basis first and income second. Loans and collateral assignments are not taxable when taken. Any gain on your policy is taxed as ordinary income. If your policy becomes a Modified Endowment Contract (MEC), loans, collateral assignments, withdrawals, and other pre-death distributions will be taxed as income first and recovery of cost basis second. You may have to pay a penalty tax if you take a distribution before you attain age 59½.
Federal Income Tax Considerations

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling the policy to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from us. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the policy may help these registered representatives and their supervisors qualify for such benefits.
This conflict of interest may influence your registered representative to offer or recommend the policy over another investment.
Other Information – Distribution
Exchanges
Some investment professionals may have a financial incentive to offer you the policy in place of the one you own. You should only exchange your current life insurance policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the policy rather than continue to own your existing life insurance policy.
N/A

Overview of the Policy

What is the policy, and what is it designed to do?
The MassMutual Strategic Group Variable Universal Life policy is a variable life insurance policy that provides a death benefit. Policies are available only to individuals who are members of a group, where the group sponsor executes a participation agreement requesting participation in a group contract issued by MassMutual. We refer to a group of policies issued to individuals with a common employment or other non-insurance motivated relationship as a case (Case). We aggregate each individual in a Case for purposes of determining Issue Dates, Policy Dates, and underwriting classification.
The group contract and the participation agreement specify the rights and privileges of the employer or group sponsor. The policy is evidence of coverage under the group contract, and you may exercise all rights and privileges under the policy directly with us. After termination of the employment or other relationship or if the employer is no longer sponsoring the program, you may exercise all rights and privileges directly with us.
The policy is designed to allow you to fund your life insurance needs through investment in a Guaranteed Principal Account (GPA) and one or more of the variable investment divisions of the Massachusetts Mutual Variable Life Separate Account I (Separate Account). The policy allows you to allocate your Net Premiums and Account Value among the various investment choices. Your Account Value will vary based on performance of the investment choices you select and the fees and charges under the policy. In exchange for your premium payments, upon the death of the Insured, we will pay the Beneficiary a death benefit when the Insured dies while the policy is In Force. You can select one of the two death benefit options available under the policy. Subject to certain limitations, you can change the death benefit option you selected.
Variable life insurance is designed to help meet long-term insurance needs. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payments in a short period of time. The policy is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Separate Account Divisions. You should consider your need for cash, time horizon for investment and financial goals before submitting an application to purchase the policy. You may want to consult your financial or tax advisor.

How are premium payments treated under the policy?
The frequency of premium payments is selected by your employer and can be one month, one calendar quarter, a six month period, or one year. You and your employer decide the amount of premiums you intend to pay (i.e., the “Modal Term Premium”). The Modal Term Premium frequency selected by the employer forms the basis for the billing cycle for your policy. If you become disassociated from your employer or if your employer no longer sponsors the program, you may elect to continue the policy on your own.
There is no penalty if the employer does not pay the Modal Term Premium; however, if the employer does not pay the Modal Term Premium by the premium notice due date, we will deduct that amount from your Account Value. Payment of the Modal Term Premium does not guarantee coverage for any period of time. Even if the employer pays Modal Term Premiums, the policy terminates if the Account Value less any Policy Debt becomes insufficient to pay monthly charges and the Grace Period expires without sufficient payment.
While your policy is In Force, you may pay premiums at any time before the death of the Insured subject to certain restrictions. Except for the Minimum Initial Premium, so long as you have sufficient Account Value to keep the policy In Force, there are no required premium payments under the policy.
When a premium payment is received in Good Order, we deduct a sales load charge, a state premium tax charge, and a deferred acquisition cost charge to generally cover taxes and acquisition expenses, and the remaining amount, known as the Net Premium, is allocated among the Separate Account Divisions and the GPA according to your current allocation instructions. You may allocate Net Premiums to a maximum of 25 Separate Account Divisions and the GPA at any time. However, we reserve the right to limit the number of Separate Account Divisions to which you can allocate your premiums if the limitation is necessary to protect your policy status as life insurance under federal tax law.
Investments in your policy’s Separate Account Divisions are held in an account separate from the general assets of the Company. We have established a segment within the Separate Account to receive and invest premium payments for the Strategic Group Variable Universal Life policy. Currently, the Strategic Group Variable Universal Life segment is divided into over 25 Separate Account

Divisions. Each Separate Account Division purchases shares in a corresponding Fund. Information about each corresponding Fund is provided at the back of this prospectus. Please see “Appendix A – Funds Available Under the Policy.”
Net Premium and Account Value allocated to the GPA become part of the Company’s General Investment Account, which supports life insurance and annuity obligations, and are dependent on the Company’s financial strength and claims-paying ability. You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Policy Debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate at our discretion.
Federal law, such as the Internal Revenue Code of 1986, as amended (IRC), places restrictions on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. In order for the policy to meet the IRC guidelines, the policy must qualify as a “life insurance contract” under either the Cash Value Accumulation Test or Guideline Premium Test – as chosen by the employer. To maintain its status as a “life insurance contract” we will monitor the policy for compliance with the limits established by the IRC. In any Policy Year, we reserve the right to take any action we deem necessary to maintain the status of the policy, including the right to refuse or refund premium or distribute a portion of your Account Value.

What are the primary features and options that the policy offers?

•
Choice of Death Benefit Options. The policy offers a choice of two death benefit options – a Level Option and a Return of Account Value Option. Please see the “Death Benefit” section  for more information.

•
Investment Options. You can choose to allocate your Net Premium payments and Account Value among various investment choices. Your choices include the Separate Account Divisions, each of which invests in an underlying Fund, and the Guaranteed Principal Account (GPA).

•
Surrenders and Withdrawals. You may surrender your policy, and we will pay you its Cash Surrender Value and your policy will terminate. You may also withdraw a part of the Cash Surrender Value. A withdrawal reduces your Account Value, may reduce the Selected Face Amount of the policy, and may increase the risk that the policy will terminate or lapse. Surrenders and withdrawals may have adverse tax consequences.

•
Loans. You may take a loan on the policy once your policy has been In Force for six months. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate or lapse. Interest charges will apply.

•
Transfers. Generally, you may transfer funds among the Separate Account Divisions and the GPA, subject to certain limitations. We also offer two automated transfer programs: Automatic Account Value Transfer and Automated Account Re-balancing.

•	Assignability. Subject to our approval, you may generally assign the policy as collateral for a loan or other obligation.

•	Tax Treatment. You are generally not taxed on the policy’s earnings until you withdraw Account Value from your policy. This is known as tax deferral.

•
Additional Rider Benefits. There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy”  section. The group sponsor determines which riders are attached to all policies for that group. An additional charge may apply if you elect a rider.

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the policy. Please refer to your policy specifications pages for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender or make withdrawals from the policy, transfer cash value between investment options, or exercise certain rider options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Load Charge(1)	When you pay premium.	Maximum:	5.00% of each premium payment
		Current:	0.75% of each premium payment
State Premium Tax Charge	When you pay premium.	Maximum:	This charge will always equal the applicable state rate multiplied by the premium paid.
		Current:	This charge will always equal the applicable state rate multiplied by the premium paid.
Deferred Acquisition Cost (DAC) Tax Charge	When you pay premium	Maximum:	This charge will always represent the expense to MassMutual of the deferred acquisition cost tax.
		Current:	0.25% of each premium payment
Withdrawal Charge	When you withdraw a portion of your Account Value from the policy.	Maximum:	2.00% of the amount withdrawn, not to exceed $25 per withdrawal
		Current:	2.00% of the amount withdrawn, not to exceed $25 per withdrawal
Transfer Charge	Upon each transfer after the first twelve transfers in a Policy Year	Maximum:	$10 per transfer
		Current:	$0 per transfer
Accelerated Benefits Rider	Upon request for the Accelerated Benefits	Maximum:	$250
		Current:	$0
(1)	The Sales Load Charge may vary by employer group depending on: (1) the group enrollment procedures selected by the employer; (2) the total group premium paid by the employer; (3) the size of the employer group; and (4) other factors. Once the Sales Load Charge is set, it will never change for any of the Policies issued to individuals under the same group.

The next three tables describe the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.
For Policies Issued After December 31, 2019

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charge:
Cost of Insurance Charge(1)(2)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$59.85 per $1,000 of Insurance Risk
		Minimum:	$0.04 per $1,000 of Insurance Risk
		Current:	$0.04–$40.53 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Smoker, Death Benefit Option 1(3)	$0.11 per $1,000 of Insurance Risk
Administrative Charge	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$9 per Policy
Current: (i) Policies issued as part of an employer sponsored mandatory (basic) insurance program:
		Fewer than 1,000 policies in a Case:	$5.25 per Policy(4)
		$1,000+ policies in a Case:	$0.00 per Policy(5)
		(ii) All other policies:	$5.25 per Policy
Mortality & Expense Risk Charge	Daily (at the effective annual rate)	Maximum:	1.00% of the Policy’s average daily net assets in the Separate Account Divisions
		Current:	0.75% of the Policy’s average daily net assets in the Separate Account Divisions
Loan Interest Rate Expense Charge(6)	Daily, if there is Policy Debt	Maximum:	1.25% of loaned amount annually
		Current:	0.75% of loaned amount annually

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Optional Benefit Charges:
Accidental Death and Dismemberment Benefit Rider (AD&D)(7)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.06 per $1,000 of Insurance Risk
		Minimum:	$0.04 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Tobacco(8)	$0.04 per $1,000 of Insurance Risk
Waiver of Monthly Charges Rider(7)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.12 per $1 of Monthly Deduction(9)
		Minimum:	$0.05 per $1 of Monthly Deduction(9)
		Representative Insured: Age 45, Non-Tobacco(8)	$0.10 per $1 of Monthly Deduction(9)
(1)	The cost of insurance charge rates may vary based on a number of factors, including but not limited to, the Insured’s issue age, risk classification, Selected Face Amount, policy duration, and group rating. Thus, the cost of insurance charge shown in the above table may not be representative of the charge that a particular Policy Owner will pay. For more information on the cost of insurance charge rates for portable policies, please see “Cost of Insurance Charge” in the “Monthly Charges Against the Account Value” section. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073. Please see “Transaction Charges” in the “Charges and Deductions” section.
(2)	For policies that were issued after December 31, 2019, the maximum cost of insurance charge rates are based on the 2017 Commissioners’ Standard Ordinary (2017 CSO) Tables.
(3)	The rates shown for “representative insured” are first year rates for supplemental coverage only. Rates for mandatory coverage for the 1st year are $0.11 (Current Amount Deducted) and $0.29 (Maximum Amount Deducted) for groups issued prior to November 1, 2005 and $0.10 (Current Amount Deducted) and $0.29 (Maximum Amount Deducted) for groups issued on and after November 1, 2005. The rates will increase as the Insured ages. For groups issued on and after November 1, 2005, eligibility to maintain these “Current Amount Deducted” rates is contingent upon the group’s meeting our established criteria for this rate class. We reevaluate eligibility for the rate class at five-year intervals from the anniversary of the effective date of the employer’s participation in the group contract.
(4)	For employer sponsored mandatory (basic) insurance programs, Cases issued with fewer than 1,000 policies will be reviewed annually on the anniversary of the effective date of the employer’s participation in the group contract. If on such date the number of policies in the Case exceeds 1,000, we will eliminate the monthly Administrative Charge for the policies in that Case. Such reduction will take effect within 60 days of the date of the annual review.
(5)	If you become disassociated from your employer or your employer no longer sponsors the insurance program, the current monthly Administrative Charge for your policy will be $5.25.
(6)	We charge interest on policy loans that you may choose to take, but we also credit interest on the Account Value we hold as collateral on policy loans. The loan interest rate expense charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.
(7)	The charges for the Accidental Death and Dismemberment Rider and the Waiver of Monthly Charges Rider vary based on the individual characteristics of the Insured. The rider charges may not be representative of the charges that a particular Policy Owner will pay. If you would like information on the charges for your particular situation for the Accidental Death and Dismemberment Rider and the Waiver of Monthly Charges Rider, you can request a personalized illustration from your registered representative, or by calling our Administrative Office at (800) 548-0073.
(8)	The rates shown for the “representative insured” are first year rates only.
(9)	The policy’s “Monthly Deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) cost of insurance charge, and (c) any applicable rider charges.

For Policies Issued After December 16, 2008 Up To and Including December 31, 2019

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charge:
Cost of Insurance Charge(1)(2)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$43.15 per $1,000 of Insurance Risk
		Minimum:	$0.04 per $1,000 of Insurance Risk
		Current:	$0.04-$40.53 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Smoker, Death Benefit Option 1(3)	$0.11 per $1,000 of Insurance Risk
Administrative Charge	Monthly, on the Policy’s Monthly Calculation Date	Maximum:	$9 per Policy
Current: (i) Policies issued as part of an employer sponsored mandatory (basic) insurance program:
		Fewer than 1,000 policies in a Case:	$5.25 per Policy(4)
		1,000+ policies in a Case:	$0.00 per Policy(5)
		(ii) All other policies:	$5.25 per Policy
Mortality & Expense Risk Charge	Daily (at the effective annual rate)	Maximum:	1.00% of the Policy’s average daily net assets in the Separate Account Divisions
		Current:	0.75% of the Policy’s average daily net assets in the Separate Account Divisions
Loan Interest Rate Expense Charge(6)	Daily, if there is Policy Debt	Maximum:	1.25% of loaned amount annually
		Current:	0.75% of loaned amount annually

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Optional Benefit Charges:
Accidental Death and Dismemberment Benefit Rider (AD&D)(7)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.06 per $1,000 of Insurance Risk
		Minimum:	$0.04 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Tobacco(8)	$0.04 per $1,000 of Insurance Risk
Waiver of Monthly Charges Rider(7)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.12 per $1 of Monthly Deduction(9)
		Minimum:	$0.05 per $1 of Monthly Deduction(9)
		Representative Insured: Age 45, Non-Tobacco(8)	$0.10 per $1 of Monthly Deduction(9)
(1)	The cost of insurance charge rates may vary based on a number of factors, including but not limited to, the Insured’s issue age, risk classification, Selected Face Amount, policy duration, and group rating. Thus, the cost of insurance charge shown in the above table may not be representative of the charge that a particular Policy Owner will pay. For more information on the cost of insurance charge rates for portable policies, please see “Cost of Insurance Charge” in the “Monthly Charges Against the Account Value” section. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073. Please see “Transaction Charges” in the “Charges and Deductions” section.
(2)	For policies that were issued after December 16, 2008 up to and including December 31, 2019, the maximum cost of insurance charge rates are based on the 2001 Commissioners’ Standard Ordinary (2001 CSO) Tables.
(3)	The rates shown for “representative insured” are first year rates for supplemental coverage only. Rates for mandatory coverage for the 1st year are $0.11 (Current Amount Deducted) and $0.24 (Maximum Amount Deducted) for groups issued prior to November 1, 2005 and $0.10 (Current Amount Deducted) and $0.24 (Maximum Amount Deducted) for groups issued on and after November 1, 2005. The rates will increase as the Insured ages. For groups issued on and after November 1, 2005, eligibility to maintain these “Current Amount Deducted” rates is contingent upon the group’s meeting our established criteria for this rate class. We reevaluate eligibility for the rate class at five-year intervals from the anniversary of the effective date of the employer’s participation in the group contract.
(4)	For employer sponsored mandatory (basic) insurance programs, Cases issued with fewer than 1,000 policies will be reviewed annually on the anniversary of the effective date of the employer’s participation in the group contract. If on such date the number of policies in the Case exceeds 1,000, we will eliminate the monthly Administrative Charge for the policies in that Case. Such reduction will take effect within 60 days of the date of the annual review.
(5)	If you become disassociated from your employer or your employer no longer sponsors the insurance program, the current monthly Administrative Charge for your policy will be $5.25.
(6)	We charge interest on policy loans that you may choose to take, but we also credit interest on the Account Value we hold as collateral on policy loans. The loan interest rate expense charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.
(7)	The charges for the Accidental Death and Dismemberment Rider and the Waiver of Monthly Charges Rider vary based on the individual characteristics of the Insured. The rider charges may not be representative of the charges that a particular Policy Owner will pay. If you would like information on the charges for your particular situation for the Accidental Death and Dismemberment Rider and the Waiver of Monthly Charges Rider, you can request a personalized illustration from your registered representative, or by calling our Administrative Office at (800) 548-0073.
(8)	The rates shown for the “representative insured” are first year rates only.
(9)	The policy’s “Monthly Deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) cost of insurance charge, and (c) any applicable rider charges.

For Policies Issued On or Before December 16, 2008

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charge:
Cost of Insurance Charge(1)(2)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$83.33 per $1,000 of Insurance Risk
		Minimum:	$0.04 per $1,000 of Insurance Risk
		Current:	$0.04-$40.53 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Smoker, Death Benefit Option 1(3)	$0.11 per $1,000 of Insurance Risk
Administrative Charge	Monthly, on the Policy’s Monthly Calculation Date	Maximum:	$9 per Policy
Current: (i) Policies issued as part of an employer sponsored mandatory (basic) insurance program:
		Fewer than 1,000 policies in a Case:	$5.25 per Policy(4)
		1,000+ policies in a Case:	$0.00 per Policy(5)
		(ii) All other policies:	$5.25 per Policy
Mortality & Expense Risk Charge	Daily (at the effective annual rate)	Maximum:	1.00% of the Policy’s average daily net assets in the Separate Account Divisions
		Current:	0.75% of the Policy’s average daily net assets in the Separate Account Divisions
Loan Interest Rate Expense Charge(6)	Daily, if there is Policy Debt	Maximum:	1.25% annually of loaned amount
		Current:	0.75% annually of loaned amount

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Optional Benefit Charges:
Accidental Death and Dismemberment Benefit Rider (AD&D)(7)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.06 per $1,000 of Insurance Risk
		Minimum:	$0.04 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Tobacco(8)	$0.04 per $1,000 of Insurance Risk
Waiver of Monthly Charges Rider(7)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.12 per $1 of Monthly Deduction(9)
		Minimum:	$0.05 per $1 of Monthly Deduction(9)
		Representative Insured: Age 45, Non-Tobacco(8)	$0.10 per $1 of Monthly Deduction(9)
(1)	The cost of insurance charge rates may vary based on a number of factors, including but not limited to, the Insured’s issue age, risk classification, Selected Face Amount, policy duration, and group rating. Thus, the cost of insurance charge shown in the above table may not be representative of the charge that a particular Policy Owner will pay. For more information on the cost of insurance charge rates for portable policies, please see “Cost of Insurance Charge” in the “Monthly Charges Against the Account Value” section. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073. Please see “Transaction Charges” in the “Charges and Deductions” section.
(2)	For policies that were issued on or before December 16, 2008, the maximum cost of insurance charge rates are based on the 1980 Commissioners’ Standard Ordinary (1980 CSO) Tables.
(3)	The rates shown for “representative insured” are first year rates for supplemental coverage only. Rates for mandatory coverage for the 1st year are $0.11 (Current Amount Deducted) and $0.36 (Maximum Amount Deducted) for groups issued prior to November 1, 2005 and $0.10 (Current Amount Deducted) and $0.36 (Maximum Amount Deducted) for groups issued on and after November 1, 2005. The rates will increase as the Insured ages. For groups issued on and after November 1, 2005, eligibility to maintain these “Current Amount Deducted” rates is contingent upon the group’s meeting our established criteria for this rate class. We reevaluate eligibility for the rate class at five-year intervals from the anniversary of the effective date of the employer’s participation in the group contract.
(4)	For employer sponsored mandatory (basic) insurance programs, Cases issued with fewer than 1,000 policies will be reviewed annually on the anniversary of the effective date of the employer’s participation in the group contract. If on such date the number of policies in the Case exceeds 1,000, we will eliminate the monthly Administrative Charge for the policies in that Case. Such reduction will take effect within 60 days of the date of the annual review.
(5)	If you become disassociated from your employer or your employer no longer sponsors the insurance program, the current monthly Administrative Charge for your policy will be $5.25.
(6)	We charge interest on policy loans that you may choose to take, but we also credit interest on the Account Value we hold as collateral on policy loans. The loan interest rate expense charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.
(7)	The charges for the Accidental Death and Dismemberment Rider and the Waiver of Monthly Charges Rider vary based on the individual characteristics of the Insured. The rider charges may not be representative of the charges that a particular Policy Owner will pay. If you would like information on the charges for your particular situation for the Accidental Death and Dismemberment Rider and the Waiver of Monthly Charges Rider, you can request a personalized illustration from your registered representative, or by calling our Administrative Office at (800) 548-0073.
(8)	The rates shown for the ‘‘representative insured’’ are first year rates only.
(9)	The policy’s “Monthly Deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) cost of insurance charge, and (c) any applicable rider charges.
All of the monthly charges listed in the tables above are deducted proportionately from the then current Account Values in the Separate Account and the GPA (unless you direct us to deduct monthly charges from one Separate Account Division or from the GPA). The mortality and expense risk charge is deducted from the assets of the Separate Account only.

The next table shows the minimum and maximum total operating expenses charged by any of the Funds in which your Separate Account Divisions invest that you may pay periodically during the time that you own the policy. A complete list of Funds in which the Separate Account Divisions invest, including their annual expenses, may be found at the back of this document in Appendix A. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses	Minimum	Maximum
Range of total annual fund operating expenses including management fees, distribution and/or service (12b-1) fees and other expenses.(1)	0.29%	1.18%
(1)	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.
Principal Risks
Investment Risks
The value of your policy will fluctuate with the performance of the Separate Account Divisions you select. Your Separate Account Divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any Account Value invested in the Separate Account Divisions. It is possible you could lose your entire investment.
The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the Funds underlying the Separate Account Divisions may be found in that Fund’s prospectus. You should read the Fund’s prospectus carefully before investing.
Suitability
Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. We may restrict short-term investment strategies.
Withdrawals
A withdrawal will reduce your policy’s Account Value by the amount withdrawn. In addition, we impose a withdrawal charge whenever you withdraw a portion of your Account Value. If the policy’s Cash Surrender Value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s Selected Face Amount and may have adverse tax consequences.
Loans
Taking a loan from your policy has several risks: (1) it may increase the risk that your policy will terminate; (2) it will have a permanent effect on your policy’s Cash Surrender Value; (3) it may increase the amount of premium needed to keep the policy In Force; (4) it will reduce the death benefit proceeds; and (5) it has potential adverse tax consequences.
Policy Termination
Your policy could terminate if the Cash Surrender Value becomes too low to support the policy’s monthly charges. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Poor investment performance of the Funds selected by the Policy Owner and the deduction of policy fees and monthly charges may result in termination of the policy, even if all Modal Term Premiums are timely paid. No death benefit or other benefits under the policy will be paid once the policy terminates.

Limitations on Access to Account Value

•	Withdrawals are not available in the first six months of the first Policy Year.

•
The maximum withdrawal amount is equal to the Cash Surrender Value less an amount equal to one plus the number of Monthly Calculation Dates remaining in your modal term multiplied by your most recent monthly deduction. There may be little to no cash value available for loans and withdrawals in the policy’s early years.

•	The minimum withdrawal amount is $500. A withdrawal charge equal to the lesser of 2% of the amount of the withdrawal or $25 will be deducted from the amount of the withdrawal.

•	The withdrawal amount may not exceed the non-loaned Account Value of the Separate Account Division(s) or the Guaranteed Principal Account from which the withdrawal is to be made.

Insurance Company Insolvency
It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account.
Adverse Tax Consequences
Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a “Modified Endowment Contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of cost basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a 10% penalty tax. Existing tax laws that benefit this policy may change at any time.
Policy Charge Increase
We have the right to increase certain policy  and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy  In Force. We will notify the Policy Owner  of any such changes through a prospectus supplement.
Cybersecurity and Certain Business Continuity Risks
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition. For additional detail regarding cybersecurity and related risks, please see “Other Information – Computer System, Cybersecurity, and Service Disruption Risks” in this prospectus.

General Information about the Company, the Separate Account and the Underlying Funds
The Company
MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.
MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.
The Guaranteed Principal Account
Net Premium and Account Value you allocate to the GPA become part of the General Investment Account of the Company. Subject to applicable law, the Company has sole discretion over the assets in its General Investment Account. The assets of our General Investment Account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use General Investment Account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your Variable Account Value allocated to the Separate Account. We refer to our ability to meet any contractual obligations as our claims-paying  ability.
It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.
The General Investment Account has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the General Investment Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the General Investment Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.
You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Policy Debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on your policy’s Monthly Calculation Date. You bear the risk that no higher rates of interest will be credited.
For amounts in the GPA equal to any Policy Debt, the guaranteed minimum interest rate per year is the greater of:

•	3%; or

•	the policy loan rate less the current loan interest rate expense charge.

You may obtain interest rate information for the GPA, including the loaned portion and the non-loaned portion, by calling our Administrative Office.
The Separate Account
The part of your premium that you invest in your policy’s Separate Account Divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.” The Company owns the assets in the Separate Account. The Separate Account will purchase equivalent shares in the corresponding Funds. Any death benefits, withdrawals, surrenders, policy loans, or transfers of Account Value from the Separate Account Divisions will be redeemed from the corresponding Funds.
We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the SEC as a unit investment trust under the 1940 Act.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, and losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.
We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our General Investment Account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the Strategic Group Variable Universal Life policies. In the event that the assets in the Separate Account exceed the liabilities, the Company may only withdraw seed capital and earned fees and charges.
We have established a segment within the Separate Account to receive and invest premium payments for the Strategic Group Variable Universal Life policies. Currently, the Strategic Group Variable Universal Life segment is divided into over 25 Separate Account Divisions. Each Separate Account Division purchases shares in a corresponding Fund. The underlying Funds are listed in Appendix A. Please see “Appendix A – Funds Available Under the Policy.”
Some of the Funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The Funds offered in the policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.
Policy Owners do not invest directly into the underlying Funds. Instead, they invest in the Separate Account Divisions which then purchase shares of the corresponding underlying Fund. The Separate Account owns the Fund shares; the Company owns the Separate Account.
We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and make certain material changes to the structure and operation of the Separate Account, including, among other things to:

•	create new Separate Account Divisions;

•	create new segments of the Separate Account for any new variable life insurance products we create in the future;

•	eliminate Separate Account Divisions;

•	close existing Separate Account Divisions to allocations of new premium payments by current or new Policy Owners;

•	combine the Separate Account or any Separate Account Divisions with one or more different separate accounts or Separate Account Divisions;

•
transfer the assets of the Separate Account or any Separate Account Division that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or Separate Account Division;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required;

•	change the name of the Separate Account;

•
establish a charge against the Separate Account to recover any future federal tax liability in the event that the gains on the Net Investment Experience of the Separate Account become subject to federal income tax; and

•	increase the charges assessed against the Separate Account, provided, however, that the charges will not exceed the maximum charges identified in the fee tables.

Underlying Funds
We do not recommend or endorse any particular Fund and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. Information regarding each Fund, including (i) its name; (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in Appendix A to this prospectus. Please see “Appendix A – Funds Available Under the Policy.” In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you. Each Fund has issued a prospectus that contains more detailed information about the Fund. After you select Funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your policy Account Value resulting from the performance of the Funds you have chosen. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/SGVUL. You can also request this information at no cost by calling (800) 548-0073 or sending an email request to LCMClientServices@MassMutual.com.
Addition, Removal, Closure, or Substitution of Funds
We do not guarantee that each Fund will always be available for investment through the policy. We have the right to change the Funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Policy Owners. Examples of possible changes include: adding new Funds or Fund classes, removing existing Funds or Fund classes, closing existing Funds or Fund classes, or substituting a Fund with a different Fund. New or substitute Funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a Separate Account Division  without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.
Conflicts of Interest
The Funds available with this policy may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Policy Owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect Policy Owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other Funds.
Compensation We Receive from Funds, Advisers and Sub-Advisers
Compensation We Receive from Funds
We and certain of our affiliates receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a Fund’s assets and may be as much as 0.25% of the average net assets of an underlying Fund that are attributable to the variable annuity and variable life insurance products issued by us and certain of our insurance affiliates that offer the particular Fund. An investment in a Fund with a 12b-1 fee will increase the cost of your investment in this policy.
Compensation We Receive from Advisers and Sub-Advisers
We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to variable contracts issued by the variable annuity or variable life insurance products offered by us or certain of our insurance affiliates. These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.
The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Policy Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (please see the Funds’ prospectuses for additional information).
In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain Funds so that the adviser and sub-adviser can participate in sales meetings conducted by us. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their Funds.
For a list of the Funds whose advisers currently pay such compensation, visit www.MassMutual.com/privacy-policy/compensation-arrangements or call our Administrative Office.

Compensation and Fund Selection
When selecting the Funds that will be available with the policy, we consider each Fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the Funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant, and we may profit from this compensation. Additionally, we offer certain Funds through the policy at least in part because they are managed by an affiliate.
Voting Rights
We are the legal owner of the Fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the Funds supporting the policy. This right is limited to the extent you are invested in those Separate Account Divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. The shares held in the name of the Company and its affiliates will also be proportionally voted. This process may result in a small number of Policy Owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.
Your right to instruct us is based on the number of shares of the Funds attributable to your policy. The number of shares of any Fund, attributable to your policy, is determined by dividing the Account Value held in that Separate Account Division by $100.
Fractional votes are counted.
We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.
We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available Funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purpose. If we disregard Policy Owner  voting instructions, we will advise Policy Owners of our action and the reasons for such action.
Charges and Deductions
This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.
In addition, the Funds pay operating expenses that are deducted from the assets of the Funds. For more information about these expenses, please see the individual Fund prospectuses.
Transaction Charges
Sales Load Charge
We deduct a sales load charge from your premium for the expenses related to the sale and distribution of the policies. The sales load charge varies for each employer group depending on:

•	group enrollment procedures selected by the employer;

•	total group premium paid by the employer;

•	the size of the employer group; and

•	other factors.

Once the charge is set, it will never change for any of the policies issued to individuals under the same group. The maximum sales load charge that we can deduct is 5% of each premium.
The amount of the sales load charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that our sales expenses are not covered by the sales load charge, they will be recovered from our surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge.

Example:

Assume that you make a premium payment of $1,000 and that the current premium load charge for your employer group is 3% of each premium payment. Therefore, your premium load charge will be $30 (3% x $1,000).
State Premium Tax Charge
States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against us by the states. The state rate will be either the Massachusetts rate or the applicable state rate. We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify us of any residence change. Any change in this charge will be effective immediately. The current range of this charge is 0% to 5% of each premium.
Deferred Acquisition Cost (DAC) Tax Charge
This charge is related to our federal income tax burden, under IRC Section 848. The current charge is 0% to 0.25% of each premium. This charge will always represent the expense to MassMutual of the deferred acquisition cost tax.
Transfer Charge
We currently allow you to make 12 transfers each Policy Year free of charge. We reserve the right to assess a charge for transfers if there are more than 12 in a Policy Year. The charge will not exceed $10 for each additional transfer. We will deduct any transfer charge from the amount being transferred. If imposed, the fee will reimburse us for processing the transfer.
For purposes of assessing a transfer charge, we consider all transfers made on one Valuation Date to be one transfer. We consider all transfers made in connection with Automated Account Value Transfer, and all transfers made in connection with Automated Account Re-balancing, as one transfer per Policy Year. Transfers made in connection with loans, however, do not count as transfers for the purpose of assessing a transfer charge. Please see the ‘‘Policy  Transactions’’ section.
Withdrawal Charge
If you make a withdrawal from your policy, we deduct a charge of up to 2% of the money you withdraw. This charge will not exceed $25 for each withdrawal. This fee is guaranteed not to increase for the duration of the policy. We will deduct the withdrawal charge from the amount withdrawn. This charge reimburses us for processing the withdrawal.
Surrender Charges
There are no surrender charges.
Rider Processing Fee
We will assess a one-time processing fee at the time you exercise the Accelerated Benefits Rider. The maximum processing fee for the Accelerated Benefits Rider is $250 (the fee may vary by state, but will not exceed $250). The fee for the Accelerated Benefits Rider is deducted from the accelerated benefit payment and will reduce the amount you receive.
Periodic Charges
Loan Interest Rate Expense Charge
We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral for policy loans. The loan interest rate minus the loan interest expense charge is the interest rate we use to credit interest to the loaned portion of the GPA. This charge reimburses us for the ongoing expense of administering the loan.
The maximum loan interest rate expense charge is 1.25% and the current loan interest rate expense charge is 0.75%. We reserve the right to increase the loan interest rate expense charge in order to ensure your loan is not treated as a taxable distribution under federal income tax rules, which may change over time.

Monthly Charges Against the Account Value
The following charges are deducted from the Account Value on each Monthly Calculation Date.
The Monthly Calculation Date is the date on which monthly charges for the Policy are due. The first Monthly Calculation Date is the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.
Your policy’s Monthly Calculation Date will be listed in the policy specifications pages.
The monthly charges will be deducted from the GPA on each Monthly Calculation Date. If the value in the GPA is less than these other monthly charges, then we will deduct the deficiency from the Separate Account pro rata according to the Account Value in the Separate Account Divisions.
Administrative Charge
We deduct a monthly charge for costs we incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with Policy Owners. The maximum administrative charge is $9.00 per month.
Cost of Insurance Charge
We refer to this charge as the “Mortality Charge” in your policy.
The cost of insurance charge reimburses us for providing you with life insurance protection. We expect to profit from this charge and may use these profits for any lawful purpose. We deduct a cost of insurance charge based on your policy’s Insurance Risk. Insurance Risk is a liability of the insurance company and is equal to the difference between the death benefit and the Account Value. This charge is deducted first from the GPA until the Account Value in the GPA is exhausted. Any remaining charge not deducted from the GPA will be deducted from the Separate Account Divisions in proportion to the value in each as of the date of the deduction.
We determine the cost of insurance separately for the initial Selected Face Amount and for any increases in Selected Face Amount. If we approve an increase in Selected Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured’s circumstances at the time of the increase.
The maximum cost of insurance charge rates associated with your policy are shown in the policy specifications pages.

•	For Policies Issued After December 31, 2019: These rates are calculated using the 2017 Commissioners’ Standard Ordinary Mortality Tables and age of the Insured based on his/her last birthday.

•
For Policies Issued After December 16, 2008 up to and including December 31, 2019: These rates are calculated using the 2001 Commissioners’ Standard Ordinary Mortality Tables and age of the Insured based on his/her last birthday.

•
For Policies Issued On or Before December 16, 2008: These rates are calculated using the 1980 Commissioners’ Standard Ordinary Mortality Tables, Table B (80% male), non-smoker or smoker table, and age of the Insured based on his/her last birthday.

We may charge less than the maximum monthly insurance charges shown in the table(s). In this case, the monthly insurance charge rates will be based on a number of factors, including but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality expenses. Any change in these charges will apply to all individuals in the same classification.
Your policy’s actual or current cost of insurance charge rates are based on the Insured’s issue age and the rate classification to which the policy belongs. Rate classification is based on risk classification (which maybe include smoking status) and group rating (including whether coverage is mandatory or voluntary). Within a rate classification, cost of insurance charge rates generally increase as the Insured’s age increases and may vary with the number of years coverage has been In Force, the group’s status and whether the Insured continues to be employed by or associated with the sponsoring employer or group.
How the Cost of Insurance Charge is Calculated
We calculate the cost of insurance charge on the first day of each policy month by multiplying the current cost of insurance charge rate by a discounted Insurance Risk. The discounted Insurance Risk is the difference between:

•	The amount of death benefit available on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year; and

•	The Account Value at the beginning of the policy month before the monthly insurance charge is due.

The following steps describe how we calculate the cost of insurance charge for your policy.

Step 1: We calculate the Insurance Risk for your policy:

(a)	We divide the amount of the death benefit available under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024663; and

(b)	We subtract your policy’s Account Value at the beginning of the policy month (before deduction of the monthly cost of insurance charge) from the amount we calculated in Step 1(a) above.

Step 2: We multiply the Insurance Risk by the cost of insurance charge rate. This amount is your cost of insurance charge.

Additional Information about the Cost of Insurance Charge
We will apply any changes in the cost of insurance charges in a manner not unfairly discriminatory to Policy Owners. No change in insurance classification or cost will occur on account of deterioration of the Insured’s health after we issue the policy.
Because your Account Value and death benefit may vary from month to month, your cost of insurance charge may also vary on each Monthly Calculation Date. The cost of your insurance depends on the amount of the Insurance Risk on your policy. Factors that may affect the Insurance Risk include:

•	the amount and timing of premium payments;

•	investment performance;

•	fees and charges assessed;

•	rider charges;

•	withdrawals;

•	policy loans;

•	changes to the Selected Face Amount; and

•	changes to the death benefit option.

Rider Charges
You can obtain additional benefits by applying for riders on your policy. The purpose of the charge for these riders is to compensate us for the anticipated cost of providing the additional benefits. More information regarding the riders’ charges can be found below, under “Other Benefits Available Under the Policy” heading.
Daily Charges Against the Separate Account
The following charge is deducted daily from the Separate Account.
Mortality and Expense Risk Charge
We refer to this charge as the “Net Investment Factor Asset Charge” in your policy.
The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The maximum percentage is 1.0%.
The charge is deducted from the Separate Account but not from the Guaranteed Principal Account.
This charge compensates us for the mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated, and as a result, the cost of insurance charges will be insufficient to meet actual claims.
The expense risk we assume is that our costs of issuing, distributing and administering the policies will exceed the administrative charges collected.
If all the money we collect from this charge is not needed to cover death benefits and expenses, it will be our gain. We will use this gain for any purpose, including payment of sales commissions. If the money we collect is insufficient, we will still pay all valid claims and expenses.

Reduction of Charges
We may reduce or eliminate certain charges (sales load charge, administrative charge, cost of insurance charge, or other charges) where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain groups, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of Insureds;

•	the total premium expected to be paid;

•	total assets under management for the Policy Owner;

•	the nature of the relationship among individual Insureds;

•	the purpose for which the policies are being purchased;

•	the expected persistency of individual policies; and

•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Policy Owners which reflects differences in costs of services. Any reduction in charges may be discontinued after termination of employment or other relationship or if the employer is no longer sponsoring the program.
Policy Owner, Insured, Beneficiary
Policy Owner
The Policy Owner is the person who will generally make the choices that determine how the policy operates while it is In Force. You name the Policy Owner in the application. However, the Policy Owner may be changed by Written Request received in Good Order at our Administrative Office while the policy is In Force; therefore, the Policy Owner is the person we have listed as such in our records.
Generally, the change of Policy Owner will take effect as of the date the Written Request is signed. However, in certain states, you may not change Policy Owners without our approval. We will refuse or accept any requested change of Policy Owner on a non-discriminatory basis. Please see your policy. Each change will be subject to any payment we made or other action we took before receiving the Written Request.
The sale of your policy to an unrelated investor, sometimes called a viatical or a life settlement, typically has transaction costs that may reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Please see “Sales to Third Parties” in the “Federal Income Tax Considerations” section for additional information.
Insured
The Insured is the person on whose life the policy is issued. The Policy Owner must have an insurable interest in the life of the Insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the Policy Owner to determine whether proper insurable interest exists at the time of policy issuance. You name the Insured in the application for the policy. Generally, we will not issue a policy for an Insured who is beyond age 75.
Beneficiary
The Beneficiary is the person you name in the application to receive any death benefit. You may name different classes of Beneficiaries, such as primary and secondary. These classes will set the order of payment.
Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies by sending a Written Request in Good Order to our Administrative Office. The Policy Owner must have the consent of an irrevocable Beneficiary to change the Beneficiary. Generally, the change will take effect as of the date your Written Request is signed. Each change will be subject to any payment we made or other action we took before receiving the Written Request in Good Order.

If no Beneficiary is living or in existence when the Insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.
Purchasing a Policy
To apply for a policy you must send us a completed application. The Policy Owner selects, within our limits, the policy’s Selected Face Amount. The Selected Face Amount is used to determine the amount of insurance coverage the policy provides while it is In Force. The minimum Selected Face Amount of a policy is currently $50,000.
The Selected Face Amount on the Policy Date is listed on the policy specifications pages of your policy. The Policy Date is the date used as the starting point for determining Policy Anniversary dates, Policy Years and Monthly Calculation Dates. Your Policy Anniversary is the anniversary of the Policy Date.
We determine whether to accept or reject the application for the policy. The date we actually issue the policy is called the Issue Date (Issue Date). Coverage under the policy becomes effective on the policy’s Issue Date. However, if we have not received the first premium and all documents necessary to process the premium by the Issue Date, then coverage will not begin until the date those items are received in Good Order at our Administrative Office.
Your Right to Return the Policy
You have the right to examine your policy. If you change your mind about owning it, generally, you may cancel it within ten calendar days of receiving it (Free Look). Your election of the variable rider does not increase or decrease the duration of this Free Look period. If you cancel the policy within the Free Look period, we will issue you a refund. The Free Look period may vary depending on your state’s requirements.
The refund equals either:

•	the Account Value plus any premium deduction(s) and monthly deduction(s) reduced by any loans or withdrawals; or

•	where required by state law, all premiums paid, reduced by any loans or withdrawals.

During the Free Look period, your Net Premium payment is held in the Guaranteed Principal Account. If you elect the variable rider after the Free Look period applicable to your policy has expired, the Net Premiums that you pay will be applied among the Guaranteed Principal Account and the Separate Account Divisions in accordance with your instructions. To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy, or to one of our agency offices.
Sending Requests in Good Order
From time to time you may want to submit a Written Request for a change of Beneficiary, a transfer, or some other action. A Written Request is a written or electronic communication or instruction in Good Order sent by the Policy Owner to, and received by MassMutual at, our Administrative Office. We may allow requests to be submitted by telephone, fax, website, or other electronic media for certain transactions. Telephone, fax, email, or internet transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, website or other electronic media.
Availability
Only Policy Owners may elect the variable rider. The policies are only available to individuals who are members of a group acceptable to MassMutual where the group sponsor executes a participation agreement requesting participation in a group contract issued by MassMutual. We refer to the policies we issue to individuals who elect the variable rider as a “policy” or “policies.” We refer to a group of polices sold to individuals with a common employment or other non-insurance motivated relationship as a case (Case). We aggregate each individual in a Case for purposes of determining:

•	Issue Dates;

•	Policy Dates;

•	underwriting classification; and

•	sales load percentage.

The group contract and the participation agreement specify the rights and privileges of the employer or group sponsor. The policy is evidence of coverage under the group contract, and you may exercise all rights and privileges under the policy directly with us. After termination of the employment or other relationship or if the employer is no longer sponsoring the program, you may exercise all rights and privileges directly with us.
In certain states, the policy is not available as a variable rider to a group flexible premium adjustable life insurance policy. In these states, the policy is only available as a group flexible premium variable adjustable life insurance policy issued under a group flexible premium variable adjustable life insurance policy. The policy will still provide you the opportunity to allocate Account Value to the Separate Account and in all material respects is identical to the variable rider to a group flexible premium adjustable life insurance policy.
In connection with the offering and sale of the policy, we reserve the right to reject any purchase application.
Premiums
Premium Payments
There are two premium concepts under the policy:

•	Minimum Initial Premium

•	Modal Premium

Minimum Initial Premium
You must pay the Minimum Initial Premium and submit the application and all other required forms in Good Order to our Administrative Office before we will issue your variable rider. The Minimum Initial Premium is $500, which can be paid in one lump sum or throughout the first Policy Year via payroll deduction or by Pre-Authorized Check (PAC) Premium Payment Service (described below). The Policy Year (Policy Year) is the 12 month period beginning with the Policy Date, and each successive 12 month period thereafter. The minimum amount for each payroll deduction or PAC premium payment is $50 per month.
There is no $500 Minimum Initial Premium payment requirement to activate the variable rider in states where we issue the policy as a group flexible premium variable adjustable life insurance policy instead of as a variable rider to a group flexible premium adjustable life insurance policy.
Modal Term Premium
Your employer remits the estimated premium amount that is necessary to cover the premium deductions and monthly deductions we assess under the policy during a period of time selected by your employer. We call the estimated premium amount a “Modal Term Premium.” The period of time selected by your employer can be one month, one calendar quarter, a six month period, or one year. We call this period of time the “modal term.” We always apply billed Modal Term Premiums to the Guaranteed Principal Account. We base the Modal Term Premium for a policy upon:

•	cost of insurance rates;

•	the sales load;

•	the state premium tax charge;

•	the deferred acquisition cost tax charge;

•	the administrative charge; and

•	any applicable rider charges.

The Modal Term Premium for your policy may be subject to minimum and maximum amounts depending on:

•	the Selected Face Amount of your Policy;

•	the Insured’s age; and

•	the employer group.

Please refer to Appendix B for the calculation of a hypothetical Modal Term Premium.
The modal term selected by the employer in the participation agreement forms the basis for the billing cycle for your policy. If the employer selects a monthly modal term, then we will send your employer a monthly premium invoice for your policy. If the employer selects a yearly modal term, then we will send your employer an annual premium invoice. The employer may change the selected modal term at any time by Written Request to us. Your modal term is specified in your policy’s schedule pages.
If you become disassociated from your employer or if your employer no longer sponsors the program, you may elect to continue the policy on your own. If you choose to continue the policy, you will become vested in all policy rights previously held by your employer, including the right to change the modal term to any mode but monthly, unless you select the PAC Premium Payment Service (described below).
There is no penalty if the employer does not pay the Modal Term Premium; however, if the employer does not pay the Modal Term Premium by the premium notice due date, we will deduct that amount from your Account Value. Payment of the Modal Term Premium does not guarantee coverage for any period of time. Even if the employer pays Modal Term Premiums, the policy terminates if the Account Value becomes insufficient to pay monthly charges and the Grace Period expires without sufficient payment. Please see the “Policy Termination and Reinstatement” section.
Example:

Your Policy Anniversary is on January 2 and the planned quarterly premium payments are made. We have been sending a bill each quarter for the applicable premium. In June, we receive notification to change the Planned Premium from quarterly payments to annual payments. In this situation, we would have sent bills for the first and second quarterly payments of that year. After receiving notification, however, we would not send a bill for the last two quarterly payments of that year. We will send the next bill on the following Policy Anniversary date (January 2). If a premium payment is not made between July and January 2, your policy may lapse before the next bill is received. For more information on what happens if your policy lapses, please see the ‘‘Policy Termination and Reinstatement’’ section.
Premium Payment Plan
For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments monthly or quarterly from a designated bank account. We will not send a bill for these automatic payments. The pre-authorized check service may commence at any time, unless your policy has entered its Grace Period. You can discontinue this service by contacting our Administrative Office.
This pre-authorized check (PAC) service may be initiated or updated by visiting www.MassMutual.com or by submitting a completed PAC form.
We must receive notification of account changes at our Administrative Office at least ten Business Days before the next draft. Withdrawals from the designated bank account will be made on the designated draft date. Withdrawals from the designated bank account may be selected for any date between the 1st and the 28th of the month. If a date is not specified, we will select a date and send notice in advance of the first draft. We may discontinue the pre-authorized check service for your policy and automatically switch you to quarterly billing if:

•	your policy has insufficient value to cover the monthly charges due and your Modal Term Premium is below the current monthly deductions;

•	we are unable to obtain the premium payment from your bank account; or

•	your policy has exceeded a MEC or premium limitation and we are unable to apply your payment.

Premium Flexibility
While your policy is In Force, you may pay premiums at any time before the death of the Insured subject to certain restrictions. Except for the Minimum Initial Premium, so long as you have sufficient Account Value to keep the policy In Force, there are no minimum premium payments under the policy.
We have the right to refund a premium paid in any year if it will increase the Insurance Risk under the policy. The Insurance Risk is the difference between the death benefit payable and the Account Value of your policy. Premium payments must be sent in Good Order to our Administrative Office.
In some cases, applying a subsequent premium payment in a Policy Year could result in your policy becoming a MEC. We will not credit any amount of premium to your policy that will exceed MEC limits unless we have written authorization from the Policy Owner to allow MEC status.

Additionally, we will follow these procedures:

•
If we receive a subsequent premium payment that would cause the policy to become a MEC, the premium payment will be considered not in Good Order. We will credit only that part of the premium payment to the policy that will not cause the policy to become a MEC. We will return the remaining portion of the payment to the premium payer.

•	In addition, the payment frequency may be changed to annual to prevent subsequent premium bills from being produced prior to the next Policy Anniversary date.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay period may no longer coincide with your Policy Anniversary. Please see “Modified Endowment Contracts” in the “Federal Income Tax Considerations” section for additional information.
How and When Your Premium is Allocated
When applying for the policy, you indicate how you want Net Premiums allocated among the Separate Account Divisions and the GPA. You choose the percentages of your Net Premiums to be allocated to the Separate Account Divisions and/or the GPA.
Net Premium is equal to premium paid less the sales load charge, premium tax charges, and federal deferred acquisition cost tax charges. You may choose any percentages (in whole numbers) as long as the total is 100%. You may allocate Net Premiums to a maximum of 25 Separate Account Divisions and the GPA at any time. However, we reserve the right to limit the number of Separate Account Divisions to which you can allocate your premiums if the limitation is necessary to protect your policy status as life insurance under federal tax law.
You may change your Net Premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your Net Premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, computer systems, and faxes can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.
A request to change your Net Premium allocation will become effective on the Valuation Date we receive your request, in Good Order, at our Administrative Office. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, the change will become effective on the next Valuation Date.
You may maintain Account Value in a total of 25 Separate Account Divisions and the GPA at any one time. If you would like to allocate Net Premiums or transfer Account Value to additional Separate Account Divisions, you must first transfer all Account Value from one or more of the existing Separate Account Divisions to ensure that the limit of 25 is not exceeded.
During the Free Look period, we will apply the initial Net Premium we receive under policies to which a variable rider has been added to the GPA. At the end of the Free Look period, we will apply your Account Value to the GPA and/or the Separate Account Divisions according to your instructions and subject to our current allocation rules.
If a payment is refused by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.
Transfers
While your policy is In Force, you may generally transfer all or part of a Separate Account Division’s Account Value to any other Separate Account Division or the GPA by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective on the Valuation Date we receive your Written Request. If we receive your Written Request on a non-Valuation Date or after the end of a Valuation Date, your transfer request will be effective on the next Valuation Date.
You can submit transfer requests by sending us a Written Request on our transfer request form. You may also submit transfer requests by telephone, or by other means we authorize, subject to certain restrictions. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.
Generally, there is no limit on the number of transfers you may make among the Separate Account Divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity. We currently do not charge a fee for transfers. We do, however, reserve the right to charge a fee for transfers if there are more than 12 transfers in a Policy Year. This fee will not exceed $10 per transfer. We will consider all transfers made on one Valuation Date to be one transfer.
You may maintain Account Value in a maximum of 25 Separate Account Divisions and the GPA at any one time. If you have allocated Account Value to 25 Separate Account Divisions and would like to allocate Net Premiums or transfer Account Value to additional Separate Account Divisions, you must first transfer all Account Value from one or more of the existing Separate Account Divisions to ensure that the limit of 25 is not exceeded.
You may transfer Account Value from the Separate Account to the GPA at any time without incurring a fee. You may only transfer Account Value from the GPA to the Separate Account once per Policy Year. This transfer may not exceed the lesser of:

•	25% of the GPA Value (less any Policy Debt) at the time of your transfer; or

•	the GPA Value (less any Policy Debt) less an amount equal to one plus the number of Monthly Calculation Dates remaining in your modal term multiplied by your most recent monthly deduction.

There is one exception to this rule. If:

•	you have transferred 25% of the GPA Value (less any Policy Debt) in each of the previous three Policy Years, and

•	you have not allocated premium payments or made transfers to the GPA during any of the previous three Policy Years, except as a result of a policy loan,

then you may transfer the remainder of the GPA Value (less any Policy Debt) out of the GPA in the succeeding Policy Year.
Limits on Frequent Trading and Market Timing Activity
This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Policy Owners and Beneficiaries under the policy, including long-term Policy Owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Policy Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Separate Account Divisions, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons) and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. The Funds may reflect lower performance and higher expenses across all variable contracts as a result of undetected abusive trading practices. If we, or the investment adviser to any of the Funds available with this policy, determine that a Policy Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Policy Owner to submit transfer requests by regular mail only. We will not accept the Policy Owner’s transfer request if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund.
Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason. In addition, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading or market timing policies established by the Fund. Policy Owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Policy Owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a Fund on all policies owned by a Policy Owner whose trading activity under one variable contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.
We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a Policy Owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a Policy Year; and

•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Policy Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Policy Owners.
Automated Account Value Transfer
Automated Account Value Transfer allows you to make monthly transfers of Account Value in a Separate Account Division to any combination of Separate Account Divisions and the GPA. You may maintain value in a total of 25 Separate Account Divisions and the GPA at any one time. You must specify the amount you wish to transfer as a dollar amount or a percentage (rounded to two decimal places). Automated Account Value Transfers are not available from more than one Separate Account Division or from the GPA. We consider this process as one transfer per Policy  Year. We do not charge you for participating in the Automated Account Value Transfer Program.
You can elect, change or cancel Automated Account Value Transfer on any Valuation Date, provided we receive a fully completed Written Request at our Administrative Office. We will only make transfers on the Monthly Calculation Date. The effective date of the first automated transfer will be the first Monthly Calculation Date after we receive your Written Request. If we receive your request before the end of the Free Look period, your first automated transfer will occur on the Valuation Date next following the end of this period.
Transfers will occur automatically. However, you must specify:

•	the Separate Account Division we are to transfer from;

•	the Separate Account Division(s) and/or GPA we are to transfer to; and

•	the length of time during which transfers will continue.

If your transfer amount is greater than your Account Value in the Separate Account Division we are transferring from, then we will transfer your remaining value in that Separate Account Division in the same proportion as your previously transferred amounts. We will not process any more automated transfers thereafter.
We may at any time modify, suspend or terminate the Automated Account Value Transfer Program without prior notification.
You may not elect Automated Account Value Transfer while you have elected Automated Account Re-balancing for your policy.

Automated Account Re-balancing
Automated Account Re-balancing permits you to maintain a specified percentage (rounded to two decimal places) of your Account Value in any combination of the Separate Account Divisions and the GPA. You may maintain value in a total of 25 Separate Account Divisions and the GPA at any one time. We must receive a fully completed Written Request to begin your Automated Account Re-balancing Program. Then, we will make transfers on a quarterly basis to and from the Separate Account Divisions and the GPA to re-adjust your Account Value to your specified percentage. Quarterly re-balancing is based on your Policy Year. The minimum amount we will transfer under this provision is $5.00. We do not charge you for participating in the Automated Account Re-balancing program.
This program allows you to maintain a specific allocation of Account Value among the Divisions and the GPA. We will re-balance your Account Value only on a Monthly Calculation Date. We consider automated account re-balancing as one transfer per Policy Year.
You can elect or cancel automated account re-balancing on any Valuation Date, provided we receive a fully completed Written Request at our Administrative Office. You may only change allocation percentages once each Policy Year. In addition, you may only reduce your allocation to the GPA by up to 25% once each Policy Year.
The effective date of the first automated re-balancing will be the first Monthly Calculation Date after we receive your Written Request at our Administrative Office. If we receive the request before the end of the Free Look period, your first re-balancing will occur on the Valuation Date next following the end of the Free Look period. The Automated Account Re-balancing Program is not subject to the restrictions on transfers from the Guaranteed Principal Account to the Separate Account.
We may at any time modify, suspend or terminate the Automated Account Re-balancing program without prior notification.
You may participate in either the Automated Account Value Transfer Program or the Automated Account Re-balancing Program at one time, but may not participate in both programs at the same time.
Example:

Assume that your initial Net Premium payment is split among four Separate Account Divisions: MML VIP Barings Core Bond, Invesco V.I. Global, MML VIP Franklin Templeton Equity  and MML VIP Growth Allocation. Further assume that you have also completed an Automated Account Re-balancing Request form indicating that you want the values in the Separate Account Divisions re-balanced quarterly, beginning today, January 10, as follows:

      •   60% in MML VIP Barings Core Bond  and
      •   40% in MML VIP Growth Allocation.
Over the next 2½ months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML VIP Barings Core Bond  division represents 80% of the value of the two selected Separate Account divisions in your Portfolio Re-balancing Program.

Three months from the date you selected to begin your quarterly Automated Account Re-balancing program, April 10, we will sell all units in the MML Foreign and MML VIP Franklin Templeton Equity  divisions using the proceeds to purchase units in the MML VIP Barings Core Bond  (60%) and MML VIP Growth Allocation (40%) divisions. In addition, some of your units in the  MML VIP Barings Core Bond  division will be sold and the proceeds will be used to purchase additional units in the MML VIP Growth Allocation division to bring the ratio of the two investment choices to 60/40 respectively.
Policy Value
How the Value of Your Policy is Calculated
The value of your policy is called its Account Value. The Account Value has two components:

•	the Variable Account Value, and

•	the GPA Value.

We will calculate your Account Value on each Valuation Date. Initially, this value equals the net amount of the initial premium paid under the policy. This amount is applied to the GPA until the expiration of the Free Look period. The Account Value is then allocated among the Separate Account Divisions and/or the GPA according to your instructions, subject to applicable restrictions. We always apply billed Modal Term Premiums paid by the employer to the Guaranteed Principal Account.

Variable Account Value
Transactions in your Separate Account Divisions are all reflected through the purchase and sale of Accumulation Units. An Accumulation Unit is a unit of measure that we use to determine the value in each Separate Account Division. For instance, before we invest your Net Premium payment in a Separate Account Division, we convert your Net Premium payment into Accumulation Units and then purchase an appropriate number of shares in the designated Fund.
The Variable Account Value is the sum of your values in each of the Separate Account Divisions. It reflects:

•	Net Premiums allocated to the Separate Account; plus

•	transfers to the Separate Account from the GPA; less

•	transfers and withdrawals from the Separate Account; less

•	fees and charges deducted from the Separate Account; adjusted by

•	the Net Investment Experience of the Separate Account.

Net Investment Experience
The Net Investment Experience of the Variable Account Value is reflected in the value of the Accumulation Units.
Every Valuation Date we determine the value of an Accumulation Unit for each of the Separate Account Divisions. Changes in the Accumulation Unit value reflect the investment performance of the Fund as well as deductions for the mortality and expense risk charge and Fund expenses.
The value of an Accumulation Unit may go up or down from Valuation Date to Valuation Date.
When you make a premium payment, we credit your policy with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Net Premium payment allocated to a Separate Account Division by the unit value of the Accumulation Unit for that Separate Account Division. When you make a withdrawal, we deduct Accumulation Units representing the withdrawal amount from your policy. We deduct Accumulation Units for insurance and other policy charges.
We calculate the value of an Accumulation Unit for each Separate Account Division at the end of each Valuation Date. Any change in the Accumulation Unit value will be reflected in your policy’s Account Value.
Guaranteed Principal Account Value
The GPA Value is the accumulation of:

(1)	Net Premiums allocated to the GPA; plus

(2)	amounts transferred into the GPA; less

(3)	amounts transferred or withdrawn from the GPA; less

(4)	charges deducted from the GPA; plus

(5)	interest credited to the GPA.

Interest on the Guaranteed Principal Account
The GPA Value earns interest at an effective annual rate, credited daily.
For the part of the GPA Value equal to any Policy Debt, the daily rate we use is the daily equivalent of the greater of:

•	the annual credited loan interest rate minus the loan interest rate expense charge; or

•	3%.

For the part of the GPA Value in excess of any Policy Debt, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or

•	the guaranteed interest rate of 3%, if greater.

The current interest rate may change as often as monthly and becomes effective on your policy’s Monthly Calculation Date.

Death Benefit
If the Insured dies while the policy is In Force and we determine that the claim is valid, we will pay the death benefit in a lump sum or in one of the elected payment options to the Beneficiary.
The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding Policy Debt, and any unpaid premium needed to avoid policy termination. The death benefit is calculated as of the date of the Insured’s death.
The Minimum Death Benefit for your policy is based on your policy’s Account Value as described below.
While the policy is In Force, you may make changes to the death benefit option and  Selected Face Amount. You must pay any premium due before such transaction requests can be processed.
Minimum Face Amount
In order to qualify as life insurance under IRC Section 7702, the policy must have a minimum face amount. We determine the minimum face amount by multiplying the Account Value by the minimum face amount percentage. The percentage depends upon the Insured’s Attained Age.
Cash Value Accumulation Test (CVAT)
Under this test, the Minimum Death Benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor for the Insured’s Attained Age on that date. The death benefit factor depends on the Insured’s gender, age, tobacco use classification, and the CVAT interest rate under Section 7702 of the IRC.
Guideline Premium Test
Under this test, the Minimum Death Benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the Attained Age of the Insured.
The death benefit factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy. Your choice of the Guideline Premium Test or the Cash Value Accumulation Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums only in the early Policy Years, the Cash Value Accumulation Test may be appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should review policy illustrations of both approaches with your registered representative to determine how the policy works under each test, and which is best for you.
Death Benefit Options
We offer two death benefit options. Initially the death benefit option is elected by the employer.

•	Death Benefit Option A – the death benefit is the greater of:

∘	the Selected Face Amount in effect on the date of death; or

∘	the minimum face amount in effect on the date of death.

•	Death Benefit Option B – the death benefit is the greater of:

∘	the sum of the Selected Face Amount in effect on the date of death plus the Account Value on the date of death; or

∘	the minimum face amount in effect on the date of death.

If the Insured dies while the policy is In Force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any Account Value charges that apply for the period beyond the date of death; and

•	We deduct any Policy Debt outstanding on the date of death; and

•	We deduct any account charges unpaid as of the date of death.

You should note that under Death Benefit Option A, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum face amount. Under Death Benefit Option B, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the Account Value, it can change from day to day. Your policy’s

Account Value will vary due to the investment performance of the Separate Account Divisions in which you have allocated premium or transferred funds. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s Account Value can be zero, which will reduce the overall value of the death benefit. The “Policy Value” section provides more detailed information on how your policy’s Account Value is determined.
Example:

The following example shows how the death benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.

	Policy A	Policy B
(a) Selected Face Amount:	$100,000	$100,000
(b) Account Value on date of death:	$30,000	$50,000
(c) Minimum face amount percentage on date of death:	280%	280%
(d) Minimum face amount (b x c):	$84,000	$140,000
Death benefit if Death Benefit Option A is in effect [greater of (a) or (d)]:	$100,000	$140,000
Death benefit if Death Benefit Option B is in effect [greater of (a + b) or (d)]:	$130,000	$150,000
The examples assume no additions to or deductions from the Selected Face Amount or minimum face amount are applicable.
Right to Change the Death Benefit Option
You may change your Death Benefit Option at any time while the Insured is living by Written Request and subject to our guidelines regarding proof of insurability. However, no change will be permitted after the Policy Anniversary nearest the Insured’s 100th birthday. There is no charge for a change in the Death Benefit Option; however the monthly deduction amount will change.
The effective date of any change in the Death Benefit Option will be your first Policy Anniversary on, or next following, the later of:

•	15 calendar days after we receive (in Good Order at our Administrative Office) and approve your Written Request for such change; or

•	the requested effective date of the change.

If you change your death benefit option, we will adjust your policy’s Selected Face Amount. The Selected Face Amount adjustment (up or down) will be in the amount needed so that the death benefit immediately before the change will be the same as the death benefit after the change.
Please see Appendix C for examples of how a change in death benefit option may impact the policy’s Selected Face Amount.
The death benefit following a death benefit option change, however, will behave differently based on the new death benefit option in effect. For example, if a Policy Owner changes the death benefit option from option 1 (death benefit = Selected Face Amount) to option 2 (death benefit = Selected Face Amount + Account Value), the death benefit after the change will be based on the Account Value rather than remaining level. The Policy Owner may decide to make this change if the desire is to have a death benefit that will increase if the Account Value grows.
Alternatively, a Policy Owner may change from death benefit option 2 to option 1 if they would like to have a level death benefit following the change. Having a level death benefit (rather than increasing as the Account Value grows) would reduce the policy’s Insurance Risk as the policy’s Account Value increases and, as a result, would reduce the monthly insurance charges.
When the Selected Face Amount changes as a result of a change in the death benefit option:

•	the monthly charges will also change; and

•	the charge for certain additional benefits may change.

You cannot change the death benefit option if, as a result, the Selected Face Amount would be reduced to an amount that is less than the minimum face amount.

When We Pay Death Benefit Proceeds
If the policy is In Force and it is determined that the claim is valid, we will normally pay the death benefit within seven calendar days after the date we receive due proof of the Insured’s death and all required documents, in Good Order, at our Administrative Office.
Certain situations may delay payment of a death claim. These situations include, but are not limited to, our right to contest the validity of a death claim. We investigate all death claims that occur within the policy’s two-year contestable periods as described below.
We have the right to contest the validity of the policy for any material misrepresentation of a fact within two years:

•	after the policy is issued;

•	after any increase in Selected Face Amount; or

•	after reinstatement.

These two-year periods are called the policy’s “contestable periods.” We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a policy or a Selected Face Amount increase, except for failure to pay premiums.
We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.
We can also delay payment of the death benefit if a portion is based on the Variable Account Value of the policy and the Insured’s date of death is before or during any period when:

•	it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings);

•	trading is restricted by the SEC;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	the SEC, by order, permits us to delay payment for the protection of our Policy Owners.

Interest on Death Benefit
We will add interest to the death benefit from the date of the Insured’s death to the date of a lump sum payment or the effective date of a payment option. Interest will be computed at the rate determined under the interest payment option, but not less than that required by applicable state law. Interest paid on the death benefit is taxable as ordinary income in the year such interest is credited.
Although the death benefit is generally excludible from the income of the Beneficiary who receives it, interest on the death benefit is includible in the Beneficiary’s income.
Payment Options
We will pay the death benefit in a lump sum or under one of the payment options described more fully below. If the payment option is a lump sum when the Insured dies, the Beneficiary may elect any payment option, with our consent. If the Beneficiary does not elect a payment option and you have not elected a payment option during the Insured’s lifetime, the death benefit will be paid as a single lump sum.
The different death benefit payment options are described below. None of these benefits depends upon the performance of the Separate Account or the Guaranteed Principal Account.
Fixed Amount Payment Option. We make a monthly payment for an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount we hold runs out. The last payment will be for balance only.
Fixed Time Payment Option. We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:

•	the total amount applied;

•	the period selected; and

•	the monthly interest rate we credit to the unpaid balance.

Lifetime Payment Option. We make equal monthly payments on the life of a named person. Three variations are available:

•	Payments for life only;

•	Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or

•	Payments guaranteed for the amount applied or the death of the named person, whichever is later.

Interest Payment Option. We hold any amount applied under this option. We will pay interest monthly on the amount at an effective annual rate determined by us. This rate will not be less than 3% per year on the unpaid balance.
Joint Lifetime Payment Option. We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:

•	Payments guaranteed for 10 years or when both named persons die, whichever is later; and

•	Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.

Joint Lifetime Payment Option with Reduced Payments to Survivor. We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce the payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.
The minimum amount that can be applied under a payment option is $2,000 per Beneficiary. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the fixed amount and interest payment options may be changed.
All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the Insured’s lifetime.
Although the Death Benefit is generally excludible from the income of the Beneficiary who receives it, interest on the Death Benefit is includible in the Beneficiary’s income in the year such interest is credited.
Right to Change the Selected Face Amount
You may request an increase or decrease in the Selected Face Amount. If you decrease your Selected Face Amount, your policy charges will change accordingly.
If you increase or decrease the Selected Face Amount, your policy may become a MEC under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.
Increases in Selected Face Amount
You may increase the Selected Face Amount by sending us a new enrollment form, or by sending us an application if you are no longer associated with your employer. We may request evidence of insurability for an increase.
We will not allow an increase in the Selected Face Amount on or after the Policy Anniversary following the Insured’s 75th birthday. Any increase in the Selected Face Amount will be effective on the Monthly Calculation Date which is on, or next follows, the later of:

•	15 calendar days after we have received (in Good Order at our Administrative Office) and approved your Written Request for such change; or

•	the requested effective date of the change.

Any increase for Policy Owners no longer associated with the employer must be in an amount of at least $5,000.
Decreases in Selected Face Amount
You may also decrease your policy’s Selected Face Amount. We allow a decrease in the Selected Face Amount only once per Policy Year. The Selected Face Amount after a decrease must be at least $50,000.

We will not allow a decrease in the Selected Face Amount after the Policy Anniversary following the Insured’s 100th birthday. Any requested decrease in the Selected Face Amount will be effective on the Monthly Calculation Date which is on, or next follows the latest of:

•	15 calendar days after we receive (in Good Order at our Administrative Office) and the date we approve your Written Request for such change;

•	The one-year period following the effective date of your previously requested decrease; or

•	the requested effective date of the change.

A decrease in the policy’s Selected Face Amount may have adverse tax consequences. Please see the “Federal Income Tax Considerations” section.
Suicide
If the Insured dies by suicide, while sane or insane, and the policy is In Force, the policy will terminate.

•	If the death occurs within two years from the Issue Date, we will pay a limited death benefit equal to the amount of premiums paid for the policy, less any Policy Debt and amounts withdrawn.

•
If the death occurs after two years from the Issue Date but within two years from an increase in any Selected Face Amount, we will pay a limited death benefit equal to the sum of the monthly charges associated with the Selected Face Amount increase. However, if the limited death benefit as described in the preceding bullet is payable, there will be no death benefit for the increase.

•
If the death occurs within two years after the policy is reinstated, we will pay a limited death benefit equal to the sum of any amount paid to reinstate the policy plus any premiums paid thereafter, less any Policy Debt and amounts withdrawn.

Example:

Assume a policy is issued with a $500,000 Selected Face Amount under Death Benefit Option A. In Policy Year 4, the Policy Owner applies for a $250,000 Selected Face Amount increase, which is approved. If the Insured commits suicide within two years of the increase, the benefit payable to the Beneficiaries is equal to the original $500,000 death benefit, plus an additional payment equal to the monthly charges that were deducted from the Account Value for the increase segment of $250,000.
Please see ‘‘Appendix D – State Variations of Certain Policy Features’’ for state variations pertaining to this provision.
Misstatement of Age
If the Insured’s age is misstated in the application, or the policy has been issued incorrectly, we may adjust the Selected Face Amount. The adjustment will reflect the amount provided by the most recent monthly cost of insurance charges using the correct age. If the adjustment is made while the Insured is living, monthly charges after the adjustment will be based on the correct age.
Other Benefits Available Under the  Policy
Additional Benefits
In addition to the standard death benefit  associated with your policy, other standard and/or optional benefits may be available to you.
You can obtain additional benefits if you request them and/or qualify for them. We provide certain additional benefits by rider or endorsement. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, but do require a fee to exercise the riders.
We also offer two automated transfer programs as additional benefits – Automated Account Value Transfer and Automated Account Re-balancing. Please note that you cannot select both the Automated Account Value Transfer and Automated Account Re-balancing at the same time.
The following table summarizes the information about the additional benefits available under the policy. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
There may be state variations associated with these benefits. Please see “Appendix D – State Variations of Certain Policy Features.”

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Accelerated Benefits Rider	Advances portion of death benefit if Insured is terminally ill and not expected to live more than 12 months.	Standard
  Eligible payment amount (Eligible Amount) does not include: amount payable upon the death of Insured under any life insurance rider that does not provide level or increasing coverage for at least two years after the Acceleration Date; amount of any insurance provided under the policies or riders on the life on someone other than Insured; and amount payable under accidental death benefit rider. Minimum payment is $25,000.
  Maximum payment is lesser of 75% of Eligible Amount and $250,000, minus total amount accelerated under all other policies issued by us or any of our affiliates on Insured.
  A lien equal to the amount paid under the rider will be established against the policy. The amount of the lien will be deducted from the amount of payment under the policy upon the death of Insured.

Accidental Death and Dismemberment Rider	Provides additional death benefit if Insured dies or becomes dismembered due to accidental causes prior to Attained Age 65.	Optional
  In event of accidental death of Insured, benefit equals lesser of (1) Selected Face Amount on date of Insured’s death and (2) $500,000.
  Must provide proof that Insured’s death occurred 1) as direct result of bodily injury; 2) within 180 days after injury; and 3) while policy and rider were in effect.
  No benefit paid if death results directly or indirectly from 1) suicide; 2) war; 3) military service; 4) aviation travel as pilot, crew member, or giving or receiving training; 5) natural causes; 6) drugs; or 7) injury received in commission of felony.

Waiver of Monthly Charges Rider	Waives Account Value charges of your policy while Insured becomes totally disabled (as defined in the rider).	Optional
  Evidence of insurability required to add rider.
  Rider benefit ends day before Insured’s Attained Age 65.
  No benefit paid if disability results directly or indirectly from (1) self-inflicted injury or (2) military service.

Automated Account Value Transfer	Automatically transfers of Account Value in a Separate Account Division to any combination of Separate Account Divisions and GPA monthly.	Optional
  Limits allocation of Account Value to up to 25 Divisions and GPA at any one time.
  Automated Account Value Transfers are not available from more than one Division or from GPA at any time.
  We may at any time modify, suspend or terminate Automated Account Value Transfer Program without prior notification.
  You may not participate in the Automated Account Re-balancing Program at same time.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Automated Account Re-balancing	Automatically re-balances Account Value to maintain original percent allocation of any combination of Separate Account Divisions and GPA.	Optional
  Limits allocation of Account Value to up to 25 Divisions and GPA at any one time.
  Minimum amount for transfer is $5.00.
  We may at any time modify, suspend or terminate Automated Account Re-balancing Program without prior notification.
  You may not participate in Account Value Transfer Program at same time.

Accelerated Benefits Rider
This rider advances a portion of the policy’s death benefit to the Policy Owner when we receive proof, satisfactory to us, that the Insured is terminally ill and is not expected to live more than 12 months prior to activation of the rider. In return for the advanced payment, we establish a lien against the policy, equal to the amount of the accelerated benefit. We do not charge interest against the lien.
Benefits under the rider may be taxable. The Policy Owner should seek tax advice prior to requesting an accelerated death benefit payment.
For the purposes of this rider, terminal illness is a medical condition that:

•	is first diagnosed by a Legally Qualified Physician; and

•	with reasonable medical certainty, will result in the death of the Insured within 12 months from the date the Legally Qualified Physician certifies the diagnosis; and

•	is not curable by any means available to the medical profession.

We must receive the following items before an accelerated benefit can be paid:

•	Policy Owner’s Written Request for payment of an accelerated death benefit under the policy;

•	Insured’s written authorization to release medical records to us;

•	written consent to this request of any assignee and any irrevocable Beneficiary under the policy; and

•	written certification from a Legally Qualified Physician that the Insured has a terminal illness, as defined above.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.
The amount eligible for acceleration under the rider (Eligible Amount) is equal to the excess of:

•	the death benefit payable upon the death of the Insured under the policy, over

•	the policy’s Account Value.

The Eligible Amount does not include:

•	The amount payable upon the death of the Insured under any life insurance rider that does not provide level or increasing coverage for at least two years after the Acceleration Date;

•	The amount of any insurance provided under the policy, or any rider attached thereto, on the life of someone other than the Insured; and

•	The amount of benefit under any accidental death benefit rider.

The Policy Owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	We reserve the right to require that the minimum amount that may be accelerated is $25,000; and

•
the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates on the life of the Insured.

After the accelerated benefit payment is made, this policy will remain In Force and premiums and charges will continue in accordance with the policy provisions.
Payment of the terminal illness benefit will be made to the Policy Owner in a single sum, unless the payment has been assigned or designated by the Policy Owner. However, we will not make the payment if we first receive due proof of the Insured’s death; in this case, we will instead pay the death benefit as if no request has been received under the rider.
The rider terminates upon any of the following events:

•	on the date the accelerated benefit payment is made;

•	on the date the policy terminates;

•	the policy is changed to a different policy on which this rider is not available; or

•	two years before the Paid-up Policy Date.

Where the rider is available, it is included automatically with the policy. There is no monthly charge for this rider. If a claim is made under this rider, then we will assess a charge of no more than $250.
Please see “Appendix D – State Variations of Certain Policy Features” for state variations regarding this rider.
An example of the Accelerated Benefits Rider is set forth in Appendix C.
Accidental Death and Dismemberment Rider
This rider provides a benefit if the Insured dies or becomes dismembered due to accidental causes prior to Attained Age 65.
To pay any benefit under this rider, we require that due proof of the accidental death be given to us at our Administrative Office. This proof must show that the Insured’s death occurred:

•	As a direct result of accidental bodily injury independently of all other causes; and

•	Within 180 days after the injury was received; and

•	While this policy and this rider were In Force.

For purposes of this rider, proof satisfactory to us means:

•	death by drowning or internal injuries must be confirmed by autopsy,

•	for all other injuries, the cause of death must be shown by a visible wound on the exterior of the body.

The amount of the benefit for this rider is lesser of:

•	the current Selected Face Amount for this policy at the time the death or loss occurs; or

•	$500,000.

The amount of the benefit for this rider will increase or decrease directly with any increases or decreases in the Selected Face Amount for this policy but in no event will the amount of the benefit for this rider be greater than $500,000.

The benefit to be paid is that full amount or one-half of the amount of benefit for this rider, as shown in the following table.

Loss of	Percent of Rider Face Amount Payable
Life	100%
Both Legs or Feet	100%
Both Arms or Hands	100%
Sight of Both Eyes	100%
One Leg/Foot and Sight of One Eye	100%
One Arm/Hand and Sight of One Eye	100%
One Leg/Foot or One Arm/Hand	50%
Sight of One Eye	50%
Please note:

•	Reference to loss of a hand means severance at or above the wrist.

•	Reference to loss of a foot means severance at or above the ankle.

•	Reference to loss of sight means total loss of sight which cannot be recovered.

•	A surgically reattached hand or foot will be deemed a “permanent loss” if, 12 months after reattachment, the limb has regained less than 50% of its normal function.

There are some exclusions to the coverage provided by this rider. No accidental death or loss will be payable if the Insured’s death or loss results directly or indirectly from any of these causes.

•	Suicide – Suicide, while the Insured is sane or insane.

•	War – War, declared or undeclared, or any act of war.

•
Military Service – Service in the military forces of any country at war or in any civilian noncombatant unit serving with those forces. “War” includes undeclared war and any act of war. “Country” includes any international organization or group of countries.

•
Aviation – Travel in, or descent from or with, any kind of aircraft aboard which the Insured is a pilot or crew member or is giving or receiving any training. “Crew member” includes anyone who has any duty aboard the aircraft.

•	Natural Causes – Bodily or mental illness, disease, or infirmity of any kind, or medical or surgical treatment for any of these.

•	Drug – The taking or injection of any drug, hypnotic, or narcotic, accidentally or otherwise.

•	Felony – Injury received while committing a felony.

This rider ends automatically:

•	On the Policy Anniversary Date after the Insured’s 65th birthday; or

•	Upon the termination of this policy for any reason.

This rider may be cancelled by the Policy Owner’s Written Request. Cancellation will take effect on the Monthly Calculation Date that is on, or next follows, the date we receive the Written Request at our Administrative Office.
Your employer determines whether this rider becomes available under your policy. There is an additional charge for this rider that varies based on the individual characteristics of the Insured. You can only elect this rider in the policy’s application.
Please see “Appendix D – State Variations of Certain Policy Features” for state variations regarding this rider.

Waiver of Monthly Charges Rider
Under this rider we will waive the Account Value charges of your policy if:

•	the Insured becomes totally disabled (as defined in the rider) before the Policy Anniversary after the Insured’s 65th birthday; and

•	such total disability continues for six consecutive months.

We will not return any premiums paid; however, we will adjust the Account Value according to the terms of the rider.
Total Disability is defined as an incapacity of the Insured that:

•	is caused by sickness or injury; and

•	requires the Insured to be under a doctor’s care; and

•	begins while this rider is In Force; and

•	for the first 24 months of any period of Total Disability, prevents the Insured from performing the substantial and material duties of the Insured’s occupation; and

•	after Total Disability has continued for 24 months, prevents the Insured from engaging in any occupation the Insured is or may become qualified to perform.

No benefit will be payable if the Insured’s disability results directly or indirectly from any of these causes:

•	Self-Inflicted Injury – Any willfully and intentionally self-inflicted injury; or

•
Military Service – Service in the military forces of any country at war or in any civilian noncombatant unit serving with those forces. “War” includes undeclared war and any act of war. “Country” includes any international organization or group of countries.

Benefits payable under this rider end when any of the following occurs:

•	the Insured is no longer totally disabled; or

•	you do not give us the required satisfactory proof of continued total disability; or

•	the Insured fails or refuses to have a required examination; or

•	the Policy Anniversary date after the Insured’s 65th birthday, or, if later, the date two years from the date the total disability began.

Proof of claim must be received at our Administrative Office while the Insured is living and during the continuance of total disability. Also, it must be received within one year after the earlier of:

•	the Policy Anniversary date that is on or next follows the Insured’s 65th birthday; and

•	termination of the policy.

However, if it was not reasonably possible to give us notice and/or proof of claim on time, the delay will not reduce the benefit if notice and/or proof are given as soon as reasonably possible.
Until we approve your claim, you are required to pay all premiums necessary to avoid a lapse of this policy. If total disability begins during this policy’s Grace Period, any required premiums must be received before we will approve the claims made under this rider.
There is an additional charge for this rider that varies based on the individual characteristics of the Insured. Please see the “Rider Charges” table under the “Fee Tables” section for information about the Waiver of Monthly Charges Rider charge.
This rider may only be elected in the policy’s application and may be cancelled by the Policy Owner’s Written Request. Cancellation will take effect on the Monthly Calculation Date that is on, or next follows, the date we receive the Written Request at our Administrative Office.

Accessing the Money in Your Policy
Withdrawals
After your policy has been In Force for six months, you can withdraw value from your policy. You must send a Written Request on our administrative form to our Administrative Office.

•	Minimum withdrawal amount: $500 (before deducting the withdrawal charge).

•	Maximum withdrawal amount. This amount is equal to:

∘	the Account Value; less

∘	any Policy Debt; less

∘	an amount equal to one plus the number of Monthly Calculation Dates remaining in your modal term multiplied by your most recent monthly deduction.

Example:

Your policy has $1,000 of Account Value, $500 of Policy Debt and your most recent monthly charge was $25. Assume your premium is paid quarterly and there are two (2) Monthly Calculation Dates left until the next Planned Premium due date. The maximum withdrawal amount will be $425.00 ($1,000 – $500 – (3 x $25)).
We deduct a withdrawal charge of up to 2.0% of the amount you withdraw, but not more than $25.00. In the above example the withdrawal charge will be $8.50 ($425.00 x 2.0%).
We deduct the withdrawal amount from your Account Value on the Valuation Date that your Written Request is received in Good Order at our Administrative Office.
You must state in your request form the dollar amount and corresponding Separate Account Division(s) from which you want the withdrawal made. If you do not specify otherwise, we will withdraw the amount in proportion to your values in the Separate Account Divisions and the non-loaned portion of the GPA, subject to the following restrictions:

•	an amount equal to any Policy Debt plus one plus the number of Monthly Calculation Dates remaining in your modal term multiplied by your most recent monthly deduction must remain in the GPA; and

•	the withdrawal amount may not exceed the non-loaned Account Value of the Separate Account Division(s) or the GPA from which the withdrawal is made.

We will reduce your Account Value by the amount of the withdrawal, which includes the withdrawal charge. If the policy’s Account Value is reduced to a point where it cannot meet a monthly deduction, your policy will enter a Grace Period before it terminates. (Please refer to the “Policy Termination and Reinstatement” section.)
If necessary, we will reduce your policy’s Selected Face Amount upon withdrawal to prevent an increase in the net amount at risk, unless you provide us with satisfactory evidence of insurability. Withdrawals may have adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.
Withdrawal requests will be effective on the Valuation Date we receive the Written Request at our Administrative Office. Withdrawal requests determined to be in Good Order on a non-Valuation Date or after the end of a Valuation Date will be effective as of the next Valuation Date. We will normally pay any withdrawal amounts within seven calendar days after we receive all required documents in Good Order at our Administrative Office, unless we are entitled to delay payment of the Withdrawal amount pursuant to applicable law. Please see “Deferral of Payments” in the “Other Policy Rights and Limitations” section.
Surrenders
You may surrender your policy to us at any time while the policy is In Force. We will pay you its Cash Surrender Value. To surrender your policy, you must submit a completed surrender form and any other forms we may require.

The surrender will be effective on the Valuation Date we receive all required, fully completed forms in Good Order at our Administrative Office, unless you select a later effective date. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, your surrender request will be effective on the next Valuation Date.
There is no surrender charge.
We will normally pay any surrender amounts within seven calendar days of the surrender effective date, unless we are required to postpone or suspend surrender payments. Please see “Other Policy Rights and Limitations” in the “Other Information” section for additional information.
The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.
Cash Surrender Value
You may surrender your policy for its Cash Surrender Value at any time while the policy is In Force and the Insured is alive. The Cash Surrender Value is equal to:

•	the Account Value; less

•	any outstanding Policy Debt.

Loans
You may take a loan from the policy once your policy has been In Force for six months. We charge interest on policy loans, and the interest may be added to the Policy Debt. We refer to all outstanding loans plus accrued interest as Policy Debt.
You may repay all or part of your Policy Debt, but you are not required to do so. We will deduct any outstanding Policy Debt from the proceeds payable at death or the surrender of the policy.
Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;

•	it will have a permanent effect your policy’s Cash Surrender Value;

•	it may increase the amount of premium needed to keep your policy In Force;

•	it will reduce the death proceeds if the loan is not repaid prior to death; and

•	it has potential adverse tax consequences.

The risks that can result from taking a policy loan may be reduced if you repay Policy  Debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.
Requesting a Loan
You may take a loan by completing a loan request form and sending it to our Administrative Office, or by other means we authorize, subject to certain restrictions. You must assign the policy to us as collateral for the loan.
Once we have processed the loan request and deducted the proportionate amounts from the Separate Account Divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a Written Request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the Valuation Date the Written Request is received in Good Order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please see ‘‘Loan Interest Charged’’ below for additional information.

Maximum Loan Amount
The maximum loan amount allowed at any time is equal to:

(1)	90% of your Account Value at the time of the loan; less

(2)	any outstanding Policy Debt before the new loan; less

(3)	interest on the loan being made and on any outstanding Policy Debt to the next Policy Anniversary Date; less

(4)	an amount equal to: one plus the number of Monthly Calculation Dates remaining in your modal term multiplied by your most recent monthly deduction.

Certain states calculate the maximum loan amount differently. Please see “Appendix D – State Variations of Certain Policy Features.”
Payment of Proceeds
Loans will be effective on the Valuation Date we receive your loan request form and all other required documents in Good Order at our Administrative Office. If we receive your request in Good Order on non-Valuation Date or after the end of a Valuation Date, your loan request will be effective as of the next Valuation Date.
On the effective date of the loan, we deduct proportionate amounts from the Separate Account Divisions and/or the GPA (excluding any outstanding loans) and transfer the resulting dollar amounts to the loaned portion of the GPA. However, an amount equal to one plus the number of Monthly Calculation Dates remaining in your modal term multiplied by your most recent monthly deduction must remain in the Guaranteed Principal Account.
We will pay any loan amounts within seven calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts.
Please see the “Other Policy Rights and Limitations” sub-section in the “Other Information” section for additional information.
Interest Credited on the Loaned Value
When you take a loan, we transfer an amount equal to the loan to the loaned portion of the GPA. This amount earns interest at a rate equal to the greater of:

•	3%, or

•	the policy loan rate less the loan interest rate expense charge.

The loan interest rate expense charge is currently 0.75%. We guarantee that this charge will not exceed 1.25%.
Loan Interest Rate Charged
Your employer elects a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a Case must have the same fixed or adjustable loan rate.
Each year we will set the adjustable loan rate that will apply for the next Policy Year. The maximum adjustable loan rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody’s Investors Service. If this Average is no longer published, we will use a substantially similar average. The maximum adjustable loan rate is the greater of:

•	the published monthly average for the calendar month ending two months before the Policy Year begins; or

•	5%.

We will increase the rate if the maximum limit is at least ½% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least ½% lower than the rate in effect for the previous year. Interest on policy loans is not due in advance. The interest accrues daily and becomes part of the Policy Debt as it accrues. Interest is due on each Policy Anniversary date. If interest is not paid when due, it will be added to the loan and will bear interest at the loan rate. The interest is deducted proportionately from the Separate Account Divisions and the GPA according to the then current value in those Separate Account Divisions and the GPA and added to the loan. If the policy’s Account Value cannot cover the loan interest due, the policy may lapse. Please see the “Policy Termination and Reinstatement” section.
Effect of a Loan on the Values of the Policy
A policy loan negatively affects policy values because we reduce the death benefit and Cash Surrender Value by the amount of the Policy Debt.
Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s  Cash Surrender Value because, as long as a loan is outstanding, a portion of the Account Value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your Cash Surrender Value will be. In addition, if you do not repay a loan, your outstanding Policy Debt will reduce the death benefit and Cash Surrender Value that might otherwise be payable.
Whenever you reach your Policy Debt Limit, your policy is at risk of terminating. Your Policy Debt Limit is reached when total Policy Debt exceeds the Account Value. If this happens, we will notify you in writing. The ‘‘Policy Termination and Reinstatement’’ section explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. Please see the ‘‘Federal Income Tax Considerations’’ section for additional information.
Repayment of Loans
All or part of your Policy Debt may be repaid at any time while the Insured is living and while the policy is In Force. We will increase the death benefit and Cash Surrender Value under the policy by the amount of the repayment.
A loan repayment must be identified as such or we will consider it a premium payment. We will apply the loan repayment on the Valuation Date it is received in Good Order. If we receive the loan repayment in Good Order on a non-Valuation Date or after the end of a Valuation Date, the loan repayment is effective as of the next Valuation Date. If a loan repayment is dishonored by your bank after we have applied the loan repayment to your policy, the transaction will be deemed void and your loan repayment will be reversed.
When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of any applicable charges. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.
Upon repayment of a policy loan, we will transfer values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account Division and/or the Guaranteed Principal Account at the time of repayment. If you do not repay the loan, we deduct the loan amount due from the Cash Surrender Value or death benefit.
Policy Termination and Reinstatement
The policy will terminate upon the occurrence of any of the following events:

•	the Insured dies;

•	the policy has been fully surrendered for its Cash Surrender Value;

•	the Policy Debt Limit is reached; or

•	the Grace Period ends and we have not received the amount of premium necessary to keep the policy In Force.

The policy will not terminate simply because you do not make premium payments. In addition, making premium payments will not guarantee that the policy will remain In Force (for example, if the investment experience of the Funds has been unfavorable, your Cash Surrender Value may decrease even if you make periodic premium payments). If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. If the policy is reinstated, any adverse tax consequences that resulted from the policy termination cannot be reversed. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy In Force. For more information on the effect of policy termination, please see the ‘‘Federal Income Tax Considerations’’ section.
Policy Termination
We will not terminate your policy for failure to pay premiums. However, if on a Monthly Calculation Date, the Account Value less any Policy Debt is insufficient to cover the total monthly deduction, your policy will enter a Grace Period.
Grace Period
Before your policy terminates, we allow a Grace Period during which you can pay the amount of premium needed to avoid policy termination. We will mail to you and any assignee a notice informing you and any assignee of the start of the Grace Period and the amount of premium needed to avoid termination of the policy.
The Grace Period begins on the date the monthly charges are due. It ends on the later of:

•	61 calendar days after the date the Grace Period begins, or

•	30 calendar days after the date we mail you and any assignee written notice at the last known address shown in our records.

During the Grace Period, the policy will stay In Force. If the Insured dies during this period and the amount of premium needed to avoid policy termination has not been paid, we will pay the death benefit proceeds, reduced by the amount of premium needed to avoid policy termination and any Policy Debt.
If we do not receive the required payment by the end of the Grace Period, the policy will terminate without value at the end of the Grace Period. We will return a premium payment if it is less than the minimum amount needed to avoid termination.
During the Grace Period, certain financial transactions cannot be processed (transfers, withdrawals, loans). You must pay the premium due before subsequent financial transactions can be processed.
The Company’s mailing of a policy termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.
Please see “Appendix D – State Variations of Certain Policy Features” for state variations regarding the Grace Period.
Reinstatement
For a period of five years after termination of the policy, you may be able to reinstate the policy during the Insured’s lifetime. We will not reinstate the policy if it has been surrendered for its Cash Surrender Value.
To reinstate your policy, we will need:

•	a written application to reinstate;

•	evidence, satisfactory to us, that the Insured is still insurable;

•	a premium payment sufficient to keep the policy In Force for three months after reinstatement. The minimum amount of this premium payment will be quoted upon request; and

•	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (please see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application.
The policy will be reinstated on the Monthly Calculation Date that is on, or next follows, the date we approve your application (Reinstatement Date). We will assess monthly charges due to us upon reinstatement of the policy as of the Reinstatement Date.

Policy After You Reinstate
If you reinstate your policy, the Selected Face Amount will be the same as it was when the policy terminated. Your Account Value will be:

(1)	the premium paid to reinstate your policy, less

(2)	any applicable sales load charge, less

(3)	applicable monthly charges due.

If you reinstate your policy, it may become a MEC under current federal law. Please consult your tax adviser. More information on MECs is included in the “Federal Income Tax Considerations” section.
Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 calendar days of the end of the Grace Period. In no situation, however, can adverse tax consequences that are a result of Policy Debt be reversed.
Federal Income Tax Considerations
The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The presented is not written or intended as tax or legal advice. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to ensure that it continues to qualify as life insurance for tax purposes.
No attempt is made in this prospectus to consider any applicable state or other tax laws.
This policy is intended to qualify under Section 7702 of the IRC as a ‘‘life insurance contract’’ for federal tax purposes. To maintain its status as a ‘‘life insurance contract’’ we will monitor the policy for compliance with the limits established by the IRC. In any Policy Year, we reserve the right to take any action we deem necessary to maintain the status of the policy, including the right to refund premium or to distribute to you a portion of the Account Value. We may adjust the applicable limits to reflect any policy change(s) we permit, but we may also restrict or deny any change to the policy benefits (such as rider additions, rider removal or reduction, or withdrawals) to the extent required to maintain the policy’s status.
Policy Proceeds and Loans
We believe the policy meets the IRC definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the Beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC Section 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.
As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.
From time to time, the Company may be entitled to certain tax benefits related to the investment of Company assets, including those comprising the policy value. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
The following information applies only to a policy that is not a MEC under federal tax law. Please see ‘‘Modified Endowment Contracts’’ later in this section for information about MECs.
As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.
If you surrender the policy for its Cash Surrender Value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the Account Value, but not reduced by any outstanding Policy Debt.
Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.
To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your Account Value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding Policy Debt of $14,000, you would receive a payment equal to the Cash Surrender Value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 Account Value minus $10,000 cost basis).
The potential that Policy Debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include:

•	amount of outstanding Policy Debt at or near the maximum loan value;

•	unfavorable investment results affecting your policy Account Value;

•	increasing monthly policy charge rates due to increasing Attained Ages of the Insureds;

•	high or increasing amount of Insurance Risk, depending on death benefit option and changing Account Value; and

•	increasing loan interest rate expense charge if the adjustable policy loan rate is in effect.

One example occurs when the Policy Debt Limit is reached. If, using the previous example, the Account Value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the Policy Debt Limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 Account Value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding Policy Debt to reach the Policy Debt Limit.
To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy In Force.
You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your registered representative and your tax adviser at least annually, and take appropriate preventative action.
We believe that, under current tax law, any loan taken under the policy will be treated as Policy Debt of the Policy Owner. If your policy is not a MEC, the loan will not be considered income to you when received.
Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for ‘‘trade or business’’ or ‘‘investment’’ purposes, provided that you meet certain narrow criteria.
If the Policy Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain Insureds.

Investor Control and Diversification
There are a number of tax benefits associated with variable life insurance policies. Gains on the Net Investment Experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among Separate Account Divisions also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the Policy Owner, has control of the investments underlying the various Separate Account Divisions for the policy to qualify as life insurance.
You may make transfers among Separate Account Divisions, but you may not direct the investments each Separate Account Division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.
The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a Policy Owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest Account Values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies  already In Force.
Consequently, we reserve the right to further limit Net Premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.
In addition, the IRC requires that the investments of the Separate Account Divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account Divisions, through their underlying investment Funds, will satisfy these diversification requirements.
Modified Endowment Contracts
If a policy is a Modified Endowment Contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the Account Value (both loaned and non-loaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the Account Value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.
If any amount is taxable as a distribution of income under a MEC, it may also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Policy Owners. The penalty tax will not apply to distributions:

•	made on or after the date the taxpayer attains age 59½; or

•	made because the taxpayer became disabled; or

•
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s Beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-Pay Test.” A policy fails this test if:

(1)	the accumulated amount paid under the policy at any time during the first seven contract years exceeds

(2)	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy will always be treated as a MEC if it is issued as part of an IRC  Section 1035 tax-free exchange from a life insurance policy  that was already a MEC.
If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-Pay testing period, we will retest the policy using the lower benefit amount from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-Pay Test for any prior Policy Year, the policy will be treated as a MEC beginning in the Policy Year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.
We will retest whenever there is a “material change” to the policy while it is In Force. If there is a material change, a new 7-Pay Test period begins at that time. The term “material change” includes certain increases in death benefits.
Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new 7-Pay Test period or cause the policy to become a MEC.
Once a policy fails the 7-Pay Test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-Pay Test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-Pay Test. However, such written authority has not yet been issued.
Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same Policy Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.
Other Tax Considerations
A change of the Policy  Owner or an Insured, or an exchange or assignment of the policy, may cause the Policy Owner to recognize taxable income.
The impact of federal income taxes on values under the policy and on the benefit to you or your Beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not currently significant, and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Policy Owner or Beneficiary.
Qualified Plans
The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.
Employer-Owned Policies
The IRC contains certain notice and consent requirements for ‘‘employer-owned life insurance’’ policies. The IRC defines ‘‘employer-owned life insurance’’ as a life insurance contract:

•	that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);

•	insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and

•	under which the policy holder is directly or indirectly a Beneficiary.

The tax-free death benefit for employer-owned life insurance is limited to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:

(1)	the employer intends to insure the employee’s life;

(2)	the maximum face amount for which the employee could be insured at the time the contract was issued; and

(3)	the employer will be the Beneficiary of any proceeds payable on the death of the employee.

Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.
The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.
Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

•	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);

•	The Insured was an employee at any time during the 12-month period before his or her death;

•
The proceeds are paid to a member of the Insured’s family, an individual who is the designated Beneficiary of the Insured under the contract, a trust established for the benefit of any such member of the family or designated Beneficiary, or the Insured’s estate; or

•	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.
Business Uses of Policy
Businesses can use the policies in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and non-exempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The Internal Revenue Service and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Tax Shelter Regulations
Prospective Policy Owners that are corporations should consult a tax adviser about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.
Generation Skipping Transfer Tax Withholding
Under certain circumstances, the IRC may impose a ‘‘generation skipping transfer tax’’ when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.
Withholding
To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico
Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Non-Resident Aliens and Foreign Entities
Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies.
In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:

•	proof of residency (in accordance with IRS requirements); and

•	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.
Sales to Third Parties
If you sell your policy to a viatical settlement provider, and the Insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.
However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. Under the Tax Cuts and Jobs Act of 2017, these sales may qualify as reportable sales and require the purchaser and the contract issuer to report the sale to the seller and the IRS. Previously the IRS had taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charge incurred prior to the sale. The Tax Cuts and Jobs Act of 2017 provides that for reportable sales that take place after August 25, 2009, no reduction in the cost basis for the cost of insurance incurred is required.
Medicare Hospital Insurance Tax
A Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property.
Under final regulations, this definition includes the taxable portion of any annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.

Other Information
Paid-up Policy Date
The Paid-up Policy Date is the Policy Anniversary after the Insured’s 100th birthday. On and after this date, your Selected Face Amount will equal the Account Value. As of this date and thereafter, the death benefit option will be Death Benefit Option A, the charge for cost of insurance will be $0 and we will no longer accept premium payments. We will continue to deduct any other Account Value charges.
Your payment of premiums does not guarantee that the policy will continue In Force to the Paid-up Policy Date.
Other Policy Rights and Limitations
Right to Assign the Policy
Generally, you may assign the policy as collateral for a loan or other obligation, subject to any outstanding Policy Debt. We will refuse or accept any request to assign the policy on a non-discriminatory basis. Please refer to your policy and “Appendix D – State Variations of Certain Policy Features.” For any assignment we allow to be binding on us, we must receive, in Good Order, written notice of the assignment and a signed copy of it in proper form at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.
Dividends
Each year we determine the money available to pay dividends. We then determine if we will pay any dividend under this policy. If any dividends are paid to this policy, they will be paid on your Policy Anniversary. We do not expect to pay any dividends under this policy.
Possible Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a Policy Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.
Delay of Payment of Proceeds from the GPA
We may delay payment of any surrenders, withdrawals and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.
If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate used for interest on death proceeds.

Delay of Payment of Proceeds from the Separate Account
We may suspend or postpone transfers from the Separate Account Divisions, or delay payment of any surrenders, withdrawals, loan proceeds, and death benefits from the Separate Account during any period when:

•	it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings);

•	trading is restricted by the SEC;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	the SEC, by order, permits us to delay payment in order to protect our Policy Owners.

If, pursuant to SEC rules, a money market Fund suspends payment of redemption proceeds in connection with a liquidation by the Fund, we will delay payment of any transfer, withdrawal, surrender, loan, or death benefit from a money market division until the Fund is liquidated.
Distribution
The policies are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.
Both MMLIS and MML Distributors are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MML Distributors receive compensation for their actions as principal underwriters of the policies.
Commissions and Allowances Paid to MMLIS and Broker-Dealers
Commissions are paid to MMLIS and all broker-dealers involved in the sale of the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives.
Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker-dealers.
Commissions are a percentage of the premium paid under the  policies. Commissions will not exceed 30% of premiums, plus 0.25% of the policy’s average annual Variable Account Value.
Additional Compensation Paid to MMLIS
Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Additional Compensation Paid to Certain Broker-Dealers
In addition to the commissions described above, we may make cash payments to certain broker-dealers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The broker-dealers may use these payments for any reason, including helping offset the costs of the conference or educational seminar.
We may also make cash payments to broker-dealers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of support being provided. These payments are not made in connection with the sale of specific policies.
These additional payments are not offered to all broker-dealers and the terms of these arrangements may differ. Any such payments will be paid by MML Distributors or us out of our or MML Distributors’ assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such payments and may influence the way that a broker-dealer markets the policy.
Compensation in General
The compensation arrangements described in the paragraphs above may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.
We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain Funds to help us make these cash and non-cash payments.
Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.
Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the policies).
Computer System, Cybersecurity, and Service Disruption Risks
The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.
The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).
Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company. These events may adversely affect computer and other systems on which the Company relies, interfere with the processing of contract-related transactions (including the processing of orders from Policy

Owners  and orders with the Funds) and the Company’s ability to administer this contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying the contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting the contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.
Legal Proceedings
The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.
While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.
For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the  SAI.
Unclaimed Property
Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Policy Owners, Insureds, Beneficiaries, and any other payees of proceeds from a policy. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.
Financial Statements
We encourage both existing and prospective owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited U.S. GAAP financial statements are included in the SAI. You can request the SAI by contacting our Administrative Office.

Appendix A
Funds Available Under the Policy
The following is a list of Funds currently available under the policy. This list of Funds is subject to change, as discussed in the prospectus for the policy. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/SGVUL. You can also request this information at no cost by calling (800) 548-0073 or sending an email request to LCMClientServices@MassMutual.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Asset Allocation	MML VIP Aggressive Allocation Fund (Initial Class)(1)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.98%	14.17%	8.36%	9.53%
Asset Allocation	MML VIP Balanced Allocation Fund (Initial Class)(1)(3) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.86%	11.10%	4.76%	6.33%
Asset Allocation	MML VIP Conservative Allocation Fund (Initial Class)(1)(4) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.83%	10.29%	3.98%	5.59%
Asset Allocation	MML VIP Growth Allocation Fund (Initial Class)(1)(5) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.90%	12.99%	7.08%	8.38%
Asset Allocation	MML VIP Moderate Allocation Fund (Initial Class)(1)(6) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.87%	11.83%	5.72%	7.08%
Money Market	Invesco V.I. U.S. Government Money Portfolio (Series I)(7) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.67%	3.65%	2.80%	1.76%
Fixed Income	Invesco V.I. Core Plus Bond Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.62% (*)	7.09%	-0.11%	2.99%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.95% (*)	12.98%	1.65%	3.01%
Fixed Income	MML VIP Barings Core Bond Fund (Initial Class)(8) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.45%	7.85%	0.48%	2.64%
Balanced	Invesco V.I. Equity and Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.57%	12.81%	8.94%	8.92%
Large Cap Value	LVIP American Century Value Fund (Standard Class II) Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.71% (*)	16.02%	11.65%	10.23%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Large Cap Value	LVIP Avantis Large Cap Value Fund (Standard Class II)(9) Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.71% (*)	14.86%	8.78%	10.39%
Large Cap Value	MML VIP Franklin Templeton Equity Fund (Initial Class)(10) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.44%	17.49%	13.75%	11.23%
Large Cap Blend
Fidelity® VIP Contrafund® Portfolio (Service Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited
		0.64%	21.38%	15.25%	15.66%
Large Cap Blend	MFS® Research Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.74% (*)	12.85%	11.15%	12.93%
Large Cap Blend	MML VIP BlackRock® Equity Index Fund (Class II)(11) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Advisors, LLC	0.29%	17.57%	14.10%	14.50%
Large Cap Blend	MML VIP Invesco Main Street Equity Fund (Class II)(12) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.80%	16.15%	12.47%	14.45%
Large Cap Growth	MFS® Growth Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.73% (*)	12.19%	11.10%	15.60%
Large Cap Growth	MML VIP Invesco Discovery Large Cap Fund (Class II)(13) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.78%	—	—	—
Large Cap Growth	MML VIP T. Rowe Price Blue Chip Growth Fund (Initial Class)(14) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.78%	18.41%	11.08%	15.25%
Large Cap Growth	T. Rowe Price All-Cap Opportunities Portfolio Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	0.80% (*)	16.30%	12.22%	16.93%
Small/Mid-Cap Blend	Invesco V.I. Main Street Small Cap Fund® (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.84%	8.70%	8.34%	10.59%
Small/Mid-Cap Blend	MML VIP Invesco Small Cap Equity Fund (Initial Class)(15) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.71%	8.86%	8.38%	10.73%
Small/Mid-Cap Growth	MFS® New Discovery Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.87% (*)	12.96%	-0.28%	10.74%
Small/Mid-Cap Growth	MML VIP Invesco Discovery Mid Cap Fund (Class II)(16) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.85% (*)	—	—	—
Small/Mid-Cap Growth	MML VIP T. Rowe Price Mid Cap Growth Fund (Initial Class)(17) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.82%	4.35%	3.82%	9.94%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
International/Global	Invesco V.I. International Growth Fund (Series I)(18) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.00% (*)	16.32%	2.15%	5.64%
International/Global	MML VIP Invesco Global Fund (Class II)(19) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.81%	23.11%	7.51%	9.96%
International/Global	MML VIP MFS International Equity Fund (Class II)(20) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	0.93% (*)	25.54%	7.32%	7.23%
Fidelity and Contrafund are registered service marks of FMR LLC. Used with permission.
(*)	This Fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this Fund’s annual expenses reflect temporary expense reductions. See the Fund prospectus for additional information.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	MML VIP Aggressive Allocation Fund formerly known as MML Aggressive Allocation Fund.
(3)	MML VIP Balanced Allocation Fund formerly known as MML Balanced Allocation Fund.
(4)	MML VIP Conservative Allocation Fund formerly known as MML Conservative Allocation Fund.
(5)	MML VIP Growth Allocation Fund formerly known as MML Growth Allocation Fund.
(6)	MML VIP Moderate Allocation Fund formerly known as MML Moderate Allocation Fund.
(7)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(8)	MML VIP Barings Core Bond Fund formerly known as MML Managed Bond Fund.
(9)	LVIP Avantis Large Cap Value Fund formerly known as LVIP American Century Disciplined Core Value Fund.
(10)	MML VIP Franklin Templeton Equity Fund formerly known as MML Equity Fund.
(11)	MML VIP BlackRock® Equity Index Fund formerly known as MML Equity Index Fund.
(12)	MML VIP Invesco Main Street Equity Fund formerly known as MML Fundamental Equity Fund.
(13)	MML VIP Invesco Discovery Large Cap Fund formerly known as MML Invesco Discovery Large Cap Fund.
(14)	MML VIP T. Rowe Price Blue Chip Growth Fund formerly known as MML Blue Chip Growth Fund.
(15)	MML VIP Invesco Small Cap Equity Fund formerly known as MML Small Cap Equity Fund.
(16)	MML VIP Invesco Discovery Mid Cap Fund formerly known as MML Invesco Discovery Mid Cap Fund.
(17)	MML VIP T. Rowe Price Mid Cap Growth Fund formerly known as MML Mid Cap Growth Fund.
(18)	Invesco V.I. International Growth Fund formerly known as Invesco Oppenheimer V.I. International Growth Fund.
(19)	MML VIP Invesco Global Fund formerly known as MML Global Fund.
(20)	MML VIP MFS International Equity Fund formerly known as MML International Equity Fund.

Appendix B
Modal Term Premium Calculation
The Modal Term Premium is an estimate of the premium that will be sufficient to cover the premium deductions and the monthly deduction for the modal term. It equals the monthly deduction(s) during the modal term divided by 1 less the premium deduction discounted at a rate no lower than the monthly equivalent of the minimum annual interest rate for the Guaranteed Principal Account.
Example:

a. Specified Amount:	$250,000
b. Monthly Guaranteed Interest at 3%	.246627%
c. NAAR = a./(1 + b.):	$249,384.95
d. Monthly COI Rate:	$.00009788
e. Monthly COI Charge = c. x d.:	$24.41
f. Monthly Policy Fee:	$5.25
g. Monthly Deduction Before Premium Load = e. + f.:	$29.66
h. Premium Load:	3%
i. Monthly Deduction = g./(1 – h.):	$30.58
j. Monthly Annuity Due at 3%:	11.83895088
k. Annual Modal Term Premium = i. x j.:	$362.00

Appendix C
Hypothetical Example – Accelerated Benefits Rider
Below is an example showing the impact of accelerating the death benefit due to a terminal illness.
Policy details prior to the acceleration of the death benefit:

•	Death Benefit is $500,000.

•	Selected Face Amount is $500,000.

•	Account Value is $50,000.

•	Policy Debt is $15,000.

•	Cash Surrender Value is $35,000.

•	Net Death Benefit Payable $485,000.

•	No prior accelerations of death benefit.

•	No due or unpaid premiums.

The Insured is terminally ill as defined in the rider and the Policy Owner requests to accelerate $100,000 of death benefit. The Accelerated Benefit Payment is then calculated as follows:

•	Maximum Amount of Accelerated Payment: = the lesser of (75% x the Net Death Benefit) or $250,000

•	[75% x $485,000] = $363,750

•	$250,000 is less than $363,750

•	Amount to Be Accelerated: = the amount requested (which cannot exceed the maximum amount) less the administrative fee

•	The amount requested for acceleration is $100,000

•	Less administrative fee –$250

•	Accelerated Death Benefit Payment is $99,750

Impact on policy values:

	Policy Values Before Acceleration	Policy Values After Acceleration
Death Benefit	$500,000	$500,000
Selected Face Amount	$500,000	$500,000
Account Value	$ 50,000	$ 50,000
Policy Debt	$ 15,000	$ 15,000
Lien	$ 0	$100,000
Death Benefit Payable	$485,000	$385,000

Appendix D
State Variations of Certain Policy Features
The following chart describes the material variation of certain features and/or benefits of the policy in states where the policy has been approved as of the date of the prospectus.

State	Feature	Variation
Colorado	Suicide	All references in the provision to “two years” should be replaced with “one year.”
Connecticut	Accelerated Benefits Rider	The minimum limit on the amount to be accelerated is 25% of the Eligible Amount. Rider does not terminate two years before the Paid-Up Policy Date.
Florida	Accelerated Benefits Rider	The fee to exercise this rider will not exceed $100. The minimum limit on the amount to be accelerated is 25% of the Eligible Amount.
Illinois	Accelerated Benefits Rider	For purposes of this rider, you are considered to have a terminal illness if you are not expected to live more than 24 months after the date of diagnosis.
Minnesota	Suicide	All references in the provision to “two years” should be replaced with “one year.”
Mississippi	Accelerated Benefits Rider	The fee to exercise this rider will not exceed $150. Withdrawal amounts may be paid in a lump sum or in periodic installments, if elected by the Policy Owner.
Missouri	Grace Period
The grace period ends on the later of 61 calendar days after the date the grace period begins or 61 calendar days after the date we mail you and any assignee written notice at the last known address shown in our records.

Suicide
The death benefit will not be limited solely because the Insured commits suicide unless we can show that suicide was intended when the Insured applied for this policy.

All references in the provision to “two years” should be replaced with “one year.”

	Accidental Death and Dismemberment Rider	Suicide is excluded only when the Insured was sane when death or injury occurred.
New York	Accelerated Benefits Rider	The minimum limit on the amount to be accelerated shall not be less than the lesser of 25% of the Selected Face Amount and $50,000.
North Dakota	Suicide	All references in the provision to “two years” should be replaced with “one year.”

State	Feature	Variation
Texas	Maximum Loan Amount
The maximum loan amount allowed at any time is equal to:
(1)
100% of your Account Value at the time of the loan; less
(2)
any outstanding Policy Debt before the new loan; less
(3)
interest on the loan being made and on any outstanding Policy Debt to the next Policy Anniversary Date; less
(4)
an amount equal to: one plus the number of Monthly Calculation Dates remaining in your modal term multiplied by your most recent monthly deduction.

Accelerated Benefits Rider
The maximum amount to be accelerated is equal to the lesser of:
  75% of the Eligible Amount; and
  $200,000
________________________________________________
The amount of payment under this rider will be computed based on the amount to be accelerated and on all of the following, as of the Acceleration Date, that apply:
  A fee of not more than the lessor of 5% of the accelerated benefit amount or $150; and
  The annual interest rate we have declared for policies in this class. Subject to a maximum annual interest rate of 10%, this rate would not exceed the greater of:
  The effective annual yield on the 90-day Treasury Bills available on the Acceleration Date;
  The maximum adjustable policy loan interest rate, on the Acceleration Date, allowed by law; and
  The rate used to compute Cash Surrender Values under the policy during the applicable period plus 1%.
The total amount eligible for accelerated payment will not be reduced by more than 15%.

Wisconsin	Assignment	Policy may be assigned without Company approval.

The SAI contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the SEC.
This prospectus and the SAI are available online at www.MassMutual.com/SGVUL. For a free copy of other information about this policy, or general inquiries, you can contact our Administrative Office:
Massachusetts Mutual Life Insurance Company
LCM Document Management Hub
1295 State Street
Springfield, MA 01111-0001
(800) 548-0073
(Fax) (413) 226-4054
(Email) LCMClientServices@MassMutual.com
www.MassMutual.com
You can also request, free of charge, a personalized illustration of death benefits, Cash Surrender Values, and cash values from your registered representative or by calling our Administrative Office.
Investment Company Act file number: 811-08075
Securities Act file number: 333-22557
Class (Contract) Identifier: C000027261
L6865

STATEMENT OF ADDITIONAL INFORMATION
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

Strategic Group Variable Universal Life®
April 27, 2026
This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the statutory prospectus dated April 27, 2026 for the Strategic Group Variable Universal Life® (GVUL) policy. The GVUL policy and its statutory prospectus may be referred to in this SAI.
For a copy of the GVUL statutory prospectus, contact your registered representative, our Administrative Office by mail at Massachusetts Mutual Life Insurance Company, LCM Document Management Hub, 1295 State Street, Springfield, Massachusetts 01111-0001, by phone (800) 548-0073, by fax at (413) 226-4054, by email at LCMClientServices@MassMutual.com, access the internet at www.MassMutual.com/SGVUL, or access the Securities and Exchange Commission website at www.sec.gov.

TABLE OF CONTENTS

	SAI	Prospectus
General Information and History .......................	2	20
Company ............................................	2	20
The Separate Account ................................	2	20
Services ................................................	2
Additional Information About the Operation of the Policy and the Registrant ...............................	2
Purchase of Shares in the Funds ......................	2
Annual Reports ......................................	2
Underwriters ...........................................	2	58
Commissions ........................................	3	58
Additional Information .................................	4
Underwriting Procedures .............................	4
Increases in Selected Face Amount ...................	4	39
Performance Data ......................................	4
Experts ................................................	4
Financial Statements ...................................	5	60

1
L6865-SAI

GENERAL INFORMATION AND HISTORY
Company
In this Statement of Additional Information, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual®). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.
MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.
The Separate Account
The Company’s Board of Directors established Massachusetts Mutual Variable Life Separate Account I (Separate Account) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.
The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.
We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our General Investment Account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the policies. In the event that the assets in the Separate Account exceed the liabilities, the Company may only withdraw seed capital and earned fees and charges.
SERVICES
The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and the divisions of that segment. The Company’s principal business address is 1295 State Street, Springfield, Massachusetts 01111-0001.
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICY AND THE REGISTRANT
Purchase of Shares in the Funds
Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.
Because the Funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the Fund’s board will notify the insurers and take appropriate action to eliminate the conflict.
Annual Reports
Each year within 30 calendar days after the Policy Anniversary, we will provide the Policy Owner a report showing the following policy information:

•	the Account Value at the beginning of the previous Policy Year;

•	all premiums paid since that time;

•	all additions to and deductions from the Account Value during the Policy Year; and

•	the Account Value, death benefit, Cash Surrender Value and Policy Debt as of the current Policy Anniversary.

This report may contain additional information if required by any applicable law or regulation.
UNDERWRITERS
The policies are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf
2

and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors serves as principal underwriter for the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.
MMLIS and MML Distributors are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MML Distributors are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).
During the last three years, MMLIS and MML Distributors were paid the compensation amounts shown below for their actions as principal underwriters for the policies described in the statutory prospectus.

Year	MMLIS	MML Distributors
2025	$223,148	$31,782
2024	$224,049	$22,802
2023	$196,924	$10,666
The offering is on a continuous basis.
Commissions
Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker-dealers.
During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS and MML Distributors as shown below.

Year	MMLIS	MML Distributors
2025	$1,071,028	$477,951
2024	$1,131,173	$453,383
2023	$1,148,879	$548,839
MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of FINRA (selling brokers). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.
We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.
Agents or selling brokers who sell the policy receive commissions as a percentage of the premium paid. General agents may also receive compensation as a percentage of premium paid. Commissions paid will not exceed 30% of premiums, plus 0.25% of the policy’s average annual Variable Account Value.
We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives may also receive commission overrides, allowance and other compensations.
Agents and general agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.
We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.
While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.
3

ADDITIONAL INFORMATION
Underwriting Procedures
Before we issue a certificate to an individual evidencing insurance under a group universal life insurance policy offered by MassMutual, we will require evidence of insurability. This means that:
1. you must complete an application and submit it to our Administrative Office; and
2. we may require that the Insured have a medical examination.
Acceptance is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
We do not require underwriting prior to the issuance of the variable rider to the certificate.
Insurance charges will be determined on each Policy Anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy’s schedule pages, which are based on:

i.	the 1980 Commissioners’ Standard Ordinary Mortality Table, Table B (80% male), non-smoker or smoker table, and age of the Insured based on his/her last birthday for policies issued on or before December 16, 2008; or

ii.	the 2001 Commissioners’ Standard Ordinary Mortality Table and age of the Insured based on his/her last birthday for policies issued after December 16, 2008 up to and including December 31, 2019; or

iii.	the 2017 Commissioners’ Standard Ordinary Mortality Table, male or female (unisex rates may be required in some states), the non-smoker or smoker table, and age of the Insured based on his/her last birthday for policies issued after December 31, 2019.

Increases in Selected Face Amount
Additional coverage acquired in accordance with an increase in Selected Face Amount will incur cost of insurance charges on the same basis as the original policy. Following an increase in Selected Face Amount, Account Values and premium payments are applied to the total contract, with no distinct assignment to the original policy and the increased portion.
PERFORMANCE DATA
From time to time, we may report actual historical performance of the investment Funds underlying each division of the Separate Account. These returns will reflect the Fund operating expenses but they will not reflect the mortality and expense risk charge, any deductions from premiums, monthly charges assessed against the Account Value of the policy, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.
The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.
We currently post investment performance reports for Strategic Group Variable Universal Life on our website at www.MassMutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at (800) 548-0073, Monday – Friday, 8 AM to 5 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.
We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.
EXPERTS
The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2025 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2025 and 2024, and for each of the years in the three-year period ended December 31, 2025, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 26, 2026, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and
4

further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.
FINANCIAL STATEMENTS
The December 31, 2025 financial statements of Massachusetts Mutual Variable Life Separate Account I and the December 31, 2025 financial statements of Massachusetts Mutual Life Insurance Company are incorporated into this SAI by reference to Massachusetts Mutual Variable Life Separate Account I’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.
5
L6865-SAI

PART C
OTHER INFORMATION

Item 30.       Exhibits

Exhibit (a)

Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the Separate Account I – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

Exhibit (b)	Not Applicable
Exhibit (c)	i.

Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.

Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated December 16, 2014 by and between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company on behalf of Massachusetts Mutual Variable Life Separate Account I – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

iii.

Template for Insurance Products Distribution Agreement (MML Distributors, LLC, Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) (Version 04/15) – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

Exhibit (d)	i.

Form of Flexible Premium Adjustable Variable Life Certificate with Variable Rider – Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement File No. 333-22557 filed April 21, 2022

	ii.	Form of Accidental Death and Dismemberment Rider – Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement File No. 333-22557 filed April 21, 2022
	iii.	Form of Waiver of Monthly Charges Rider – Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement File No. 333-22557 filed April 21, 2022
	iv.	Form of Accelerated Benefits Rider – Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement File No. 333-22557 filed April 21, 2022
Exhibit (e)

Application for Flexible Premium Adjustable Variable Life Certificate with Variable Rider – Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement File No. 333-22557 filed April 21, 2022

Exhibit (f)	i.

Copy of Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.

By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (g)	Reinsurance Contracts
	i.	Hannover Life Reassurance Company of America
a.

Automatic YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) and amendments effective April 1, 2005, April 1, 2006, September 1, 2006, February 9, 2007, April 1, 2007, January 1, 2008, April 1, 2008, July 1, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-22557 filed April 28, 2009

1.

Amendments dated November 20, 2008, January 1, 2009 (Part II), and August 27, 2009, effective April 1, 2005 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-22557 filed April 27, 2010

			2.	Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-65887 filed April 26, 2011
			3.	Amendments dated July 1, 2008, April 1, 2009, and January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011
			4.	Amendment effective August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

		5.	Amendments effective April 1, 2012 and April 20, 2013 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013
6.

Amendment effective April 1, 2005; and for NY Business Only: Amendment effective April 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-22557 filed April 28, 2014

7.

Amendment effective June 1, 2014; and for NY Business Only: Amendment effective June 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

		8.	Amendment effective December 31, 2016 – Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement File No. 333-22557 filed April 28, 2020
9.

Amendments effective October 1, 2018, October 1, 2018 and August 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-206438 filed April 28, 2020

		10.	Amendment effective January 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 31 to Registration Statement File No. 333-22557 filed April 28, 2021
		11.	Amendment effective January 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 25, 2023
		12.	Amendment effective February 6, 2024 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026
		13.	Amendment effective January 1, 2025 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-229670 filed on or about April 24, 2026
	b.	Automatic YRT Agreement effective April 1, 2010 (NY Business Only) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011
		1.	Amendment effective August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012
		2.	Amendments effective April 1, 2012 and April 20, 2013 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013
3.

Amendment effective April 1, 2005; and for NY Business Only: Amendment effective April 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-22557 filed April 28, 2014

4.

Amendment effective June 1, 2014; and for NY Business Only: Amendment effective June 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

5.

Amendments effective October 1, 2018, October 1, 2018 and August 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-206438 filed April 28, 2020

		6.	Amendment effective January 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 31 to Registration Statement File No. 333-22557 filed April 28, 2021
ii.	Hartford Life and Accident Insurance Company
a.

Automatic/Facultative YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) and amendments effective April 1, 2005, March 9, 2006, April 1, 2006, September 1, 2006, February 9, 2007, April 1, 2007, February 1, 2008, April 1, 2008, April 1, 2008, July 1, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-22557 filed April 28, 2009

		1.	Amendments dated November 20, 2008 and January 1, 2009 (Part II) – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-22557 filed April 27, 2010
2.

Amendments dated April 1, 2005, July 1, 2008, April 1, 2009, August 1, 2009, January 1, 2010, and January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011

		3.	Amendments effective April 1, 2010 and August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012
		4.	Amendment effective April 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013
		5.	Amendment effective April 1, 2005 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-22557 filed April 28, 2014
iii.	Munich American Reassurance Company

a.

Automatic/Facultative YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) and amendments effective April 1, 2005, September 1, 2006, February 9, 2007, April 1, 2007, January 1, 2008, April 1, 2008, July 1, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-22557 filed April 28, 2009

		1.	Amendments dated November 20, 2008 and January 1, 2009 (Part II) – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-22557 filed April 27, 2010
2.

Amendments dated July 1, 2008, April 1, 2009, January 1, 2010, and January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011

		3.	Amendment effective April 1, 2005 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013
		4.	Amendments effective April 1, 2012 and April 20, 2013 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013
		5.	Amendment effective April 1, 2005 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-22557 filed April 28, 2014
6.

Amendment effective June 1, 2014; and for NY Business Only: Amendment effective June 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

		7.	Amendments effective December 31, 2016 and December 31, 2016 – Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement File No. 333-22557 filed April 28, 2020
		8.	Amendments effective October 1, 2018 and August 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-150916 filed April 28, 2020
		9.	Amendment effective January 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 31 to Registration Statement File No. 333-22557 filed April 28, 2021
		10.	Amendment effective January 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 25, 2023
		11.	Amendment effective January 1, 2022 – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-22557 filed April 25, 2024
b.

Automatic/Facultative YRT Agreement effective April 1, 2010 (NY Business Only) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011

		1.	Amendment effective April 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013
		2.	Amendments effective April 1, 2012 and April 20, 2013 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013
		3.	Amendment effective April 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014
		4.	Amendment effective April 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-22557 filed April 28, 2014
5.

Amendment effective June 1, 2014; and for NY Business Only: Amendment effective June 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

		6.	Amendments effective October 1, 2018 and August 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-150916 filed on April 28, 2020
		7.	Amendment effective January 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 31 to Registration Statement File No. 333-22557 filed April 28, 2021
iv.	RGA Reinsurance Company
a.

Automatic/Facultative YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) and amendments effective April 1, 2005, April 1, 2005, February 1, 2006, September 1, 2006, February 9, 2007, August 10, 2007, January 1, 2008, February 1, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-22557 filed April 28, 2009

		1.	Amendments dated November 20, 2008 and January 1, 2009 (Part II) – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-22557 filed April 27, 2010

		2.	Amendment effective August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 28, 2011
		3.	Amendments dated July 1, 2008 and January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011
		4.	Amendment effective August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012
		5.	Amendments effective February 1, 2012 and April 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013
		6.	Amendment effective April 1, 2005 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014
		7.	Amendment effective April 20, 2013 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-22557 filed April 28, 2014
8.

Amendment effective June 1, 2014; and for NY Business Only: Amendment effective June 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

		9.	Amendments effective February 1, 2016 and February 1, 2016 – Incorporated by reference to Post- Effective Amendment No. 30 to Registration Statement File No. 333-22557 filed April 28, 2020
		10.	Amendments effective October 1, 2018 and August 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-150916 filed April 28, 2020
11.

Amendments effective February 1, 2018, January 1, 2020, February 1, 2020 and December 8, 2020 – Incorporated by reference to Post-Effective Amendment No. 31 to Registration Statement File No. 333- 22557 filed April 28, 2021

b.

Automatic/Facultative YRT Agreement effective April 1, 2010 (NY Business Only) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011

1.

Amendment effective June 1, 2014; and for NY Business Only: Amendment effective June 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

v.	Scottish Re (U.S) Inc.
a.

Automatic YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) amendments effective April 1, 2005, April 1, 2006, September 1, 2006, February 9, 2007, April 1, 2007, April 1, 2008, July 1, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-22557 filed April 28, 2009

		1.	Amendments dated November 20, 2008, and August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011
		2.	Amendment effective August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012
		3.	Amendment effective May 31, 2016 – Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement File No. 333-22557 filed April 28, 2020
vi.	Swiss Re Life & Health America Inc.
a.

Automatic and Facultative YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) and amendments effective April 1, 2005, April 1, 2006, September 1, 2006, February 9, 2007, April 1, 2007, January 1, 2008, February 1, 2008, April 1, 2008, July 1, 2008, and January 1, 2009 – Incorporated by reference to Post- Effective Amendment No. 14 to Registration Statement File No. 333-22557 filed April 28, 2009

		1.	Amendments dated November 20, 2008 and January 1, 2009 (Part II) – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-22557 filed April 27, 2010
		2.	Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011
3.

Amendments dated April 1, 2005, July 1, 2008, April 1, 2009, January 1, 2010, and January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333- 22557 filed April 27, 2011

			4.	Amendment effective February 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012
			5.	Amendments effective February 1, 2012 and April 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013
			6.	Amendments effective April 1, 2005 and December 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014
			7.	Amendments effective April 1, 2005, February 1, 2013 and April 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-22557 filed April 28, 2014
8.

Amendment effective February 1, 2014; and for NY Business Only: Amendment effective February 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

			9.	Amendment effective March 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015
			10.	Amendments effective January 1, 2015 and February 1, 2015 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-22557 filed April 27, 2016
11.

Amendments effective February 1, 2016, December 31, 2016 and January 31, 2018 – Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement File No. 333-22557 filed April 28, 2020

			12.	Amendment effective October 1, 2018 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-150916 filed April 28, 2020
			13.	Amendment effective August 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 25, 2023
			14.	Amendment effective January 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 31 to Registration Statement File No. 333-22557 filed April 28, 2021
			15.	Amendment effective January 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 25, 2023
b.

Automatic and Facultative YRT Agreement effective April 1, 2010 (NY Business Only) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011

			1.	Amendment effective February 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013
			2.	Amendment effective April 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013
			3.	Amendment effective December 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014
			4.	Amendments effective April 1, 2010, February 1, 2013 and April 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-22557 filed April 28, 2014
5.

Amendment effective February 1, 2014; and for NY Business Only: Amendment effective February 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

			6.	Amendments effective January 1, 2015 and February 1, 2015 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-22557 filed April 27, 2016
			7.	Amendments effective February 1, 2016 and January 31, 2018 – Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement File No. 333-22557 filed April 28, 2020
			8.	Amendments effective October 1, 2018 and August 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-150916 filed April 28, 2020
			9.	Amendment effective January 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 31 to Registration Statement File No. 333-22557 filed April 28, 2021
Exhibit (h)	i.	Participation, Selling, Servicing Agreements:
		a.	AIM Funds (Invesco Funds)
1.

Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	Amendment No. 1 effective as of July 1, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Amendment No. 2 effective April 30, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Amendment No. 3 effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Amendment dated May 3, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
2.

Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

		i.	Amendment No. 1 dated May 24, 2019 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		ii.	Amendment No. 2 effective April 1, 2022 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-255824 filed April 25, 2023
3.

Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

b.	Fidelity® Funds
1.

Amended and Restated Participation Agreement dated May 22, 2017 (Fidelity® Variable Insurance Products Fund, Fidelity® Variable Insurance Products Fund II, Fidelity® Variable Insurance Products Fund III, Fidelity® Variable Insurance Products Fund IV, Fidelity® Variable Insurance Products Fund V, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018

		i.	First Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018

		ii.	Amendment dated January 21, 2019 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-202684 filed April 25, 2019
		iii.	Amendment dated October 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Amendment dated March 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Amendment dated October 18, 2023 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-255824 filed April 25, 2024
2.

Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

3.

Service Contract dated January 1, 2004 (MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated October 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		ii.	Second Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Third Amendment dated November 1, 2018 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
iv.

Fourth Amendment dated September 28, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Registration Statement File No. 333-206438 filed November 15, 2021

	4.	Service Agreement dated October 1, 1999 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		i.	Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		ii.	Second Amendment dated December 13, 2017 – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed April 24, 2018
		iii.	Third Amendment dated January 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-202684 filed April 28, 2021
c.	Lincoln Funds
1.

Fund Participation Agreement as of May 1, 2023 (Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Investment Advisors Corporation, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) - Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-215823 filed April 25, 2023

		i.	Amendment effective April 29, 2024 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-259818 filed April 25, 2024
		ii.	Amendment No. 2 dated August 1, 2025 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026
2.

Administrative Services Agreement as of May 1, 2023 (Lincoln Investment Advisors Corporation, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-215823 filed April 25, 2023

i.

First Amendment to Administrative Services Agreement effective April 29, 2024 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-259818 filed April 25, 2024

ii.

Second Amendment to Administrative Services Agreement effective August 1, 2025 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026

3.

Distribution Services Agreement as of April 29, 2024 (Lincoln Financial Distributors, Inc., MML Investors Services, LLC and MML Strategic Distributors, LLC) – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-259818 filed April 25, 2024

d.	MFS® Funds
1.

Participation Agreement dated October 1, 2016 (MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-22557 filed April 26, 2017

i.

First Amendment dated October 1, 2020 to the Amended and Restated Participation Agreement dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021

		ii.	Second Amendment dated July 1, 2023 – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-22557 filed April 25, 2024
iii.

Amendment No. 3 to Participation Agreement dated August 11, 2025 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-215823 filed on or about April 24, 2026

2.

Shareholder Services Letter Agreement (re Administrative Services) dated October 1, 2016 (MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-22557 filed April 25, 2024

e.	MML Funds
1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		iii.	Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
		ix.	Ninth Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
f.	MML II Funds
1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated and effective August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated and effective November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ix.	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		x.	Tenth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
		xi.	Eleventh Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
g.	T. Rowe Price Funds
1.

Participation Agreement dated as of June 1, 1998 (T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 25, 2023

i.

Amendment effective December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party) – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 25, 2023

			ii.	Amendment effective May 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 25, 2023
			iii.	Amendment effective January 7, 2008 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 25, 2023
			iv.	Amendment effective March 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 25, 2023
			v.	Amendment effective September 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-22557 filed April 26, 2017
			vi.	Amendment dated November 11, 2020 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021
vii.

Variable Insurance Funds NSCC Services Supplement dated December 4, 2020 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021

			viii.	Amendment dated April 7, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 25, 2023
			ix.	Amendment effective July 11, 2023 – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-22557 filed April 25, 2024
			x.	Amendment effective August 21, 2025 (*)
2.

Administrative Fee Letter Agreement effective May 1, 2024 (T. Rowe Price Services, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-259818 filed April 25, 2024

3.

Supplement to the Variable Insurance Portfolio Administrative Fee Agreement dated May 1, 2024 (T. Rowe Price Associates, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-259818 filed April 25, 2024

4.

Distribution Services Agreement dated September 1, 2016 among T. Rowe Price Investment Services, Inc., Massachusetts Mutual Life Insurance Company MML Investors Services, LLC and MML Distributors, LLC. – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

			i.	Amendment dated December 9, 2021 – Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 333-49457 filed April 21, 2022
ii.	Shareholder Information Agreements (Rule 22c-2 Agreements)
a.

AIM Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		i.	Amendment No. 1 dated June 30, 2020 – Incorporated by reference to Pre-Effective Amendment 3 to Registration Statement File No. 333-229670 filed October 2, 2020
b.

Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

c.

MFS® Fund Distributors, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

d.

MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

e.

MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

f.

T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

1.

Amendment dated as of March 1, 2017 (T. Rowe Price Fixed Income Series, Inc. and T. Rowe Price Equity Series, Inc. are each made a party to the agreement) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-22557 filed April 26, 2017

		2.	Amendment dated November 11, 2020 – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed April 28, 2021
Exhibit (i)	Not Applicable
Exhibit (j)	Not Applicable
Exhibit (k)	Opinion and Consent of Counsel – Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement File No. 333-22557 filed on November 8, 2019
Exhibit (l)	Not Applicable
Exhibit (m)	Not Applicable

Exhibit (n)	i.	Auditor Consents (*):
			•	Company Financial Statements
			•	Separate Account Financial Statements
	ii.	a.	Powers of Attorney for:
			•	Roger W. Crandall
			•	Kathleen A. Corbet
			•	James H. DeGraffenreidt, Jr.
			•	Mary Jane Fortin
			•	Isabella D. Goren
			•	Bernard A. Harris, Jr.
			•	Michelle K. Lee
			•	Jeffrey M. Leiden
			•	Laura J. Sen
			•	Amy M. Stepnowski
– Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement File No. 333-255824 filed April 25, 2025
		b.	Powers of Attorney for:
			•	Gregory Giardiello
			•	David H. Long
– Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-255824 filed September 4, 2025
		c.	Power of Attorney for:
			•	Michael Thomas Rollings
– Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-255824 filed December 18, 2025
iii.

Resolution Regarding the Rules and Regulations of the Board of Directors dated February 13, 2019 – Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020

Exhibit (o)	Not Applicable
Exhibit (p)	Not Applicable
Exhibit (q)	SEC Procedures Memorandum dated April 23, 2026, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy (*)

Item 31.       Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman 1295 State Street Springfield, MA 01111	Kathleen A. Corbet, Director 34 Louises Lane New Canaan, CT 06840	Isabella D. Goren, Director 8030 Acoma Lane Dallas, TX 75252
Michael T. Rollings, Director 9625 E AW Tillinghast Road Scottsdale, AZ 85262	James H. DeGraffenreidt, Jr., Director 406 Cedarcroft Road Baltimore, MD 21212	Michelle K. Lee, Director 19952 Moran Lane Saratoga, CA 95070
Jeffrey M. Leiden, Director 127 South Beach Road Hobe Sound, FL 33455	Laura J. Sen, Director 95 Pembroke Street, Unit 1 Boston, MA 02118	Amy M. Stepnowski 29 Newgate Drive Glastonbury, CT 06033
David H. Long, Director 10 Strawberry Hill Street Dover, MA 02030	Bernard A. Harris, Jr., Director 3333 Allen Parkway, #1709 Houston, Texas 77019

Principal Officers of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	Eric Partlan, Chief Investment Officer 10 Fan Pier Boulevard Boston, MA 02210
Julieta Sinisgalli, Treasurer 10 Fan Pier Boulevard Boston, MA 02210	John Rugel, Head of Operations 10 Fan Pier Boulevard Boston, MA 02210
Michael J. O’Connor, General Counsel 1295 State Street Springfield, MA 01111	Susan Cicco, Chief of Staff to the Chairman & CEO 1295 State Street Springfield, MA 01111
Mary Jane Fortin, Chief Financial Officer 10 Fan Pier Boulevard Boston, MA 02210	Sears Merritt, Head of Technology & Experience 10 Fan Pier Boulevard Boston, MA 02210
Dominic Blue, Head of Third-Party Distribution and New Markets 1295 State Street Springfield, MA 01111	Geoffrey Craddock, Chief Risk Officer 10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana, Head of Brand, Product and Affiliated Distribution 1295 State Street Springfield, MA 01111	Tokunbo Akinbajo, Corporate Secretary 1295 State Street Springfield, MA 01111
Gregory Giardiello, Corporate Controller 10 Fan Pier Boulevard Boston, MA 02210

Item 32.       Persons Controlled by or Under Common Control with the Depositor or the Registrant

– Incorporated by reference to Item 32 on Form N-6 in Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026

Item 33.       Indemnification

MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 34.         Principal Underwriters

(a)

MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts/policies/certificates sold by its registered representatives, and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MMLIS and MML Distributors, either jointly or individually, act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II, MassMutual Premier Funds, MassMutual Select Funds, and certain series of the MML Series Investment Fund and MML Series Investment Fund II.

MML Distributors also acts as principal underwriter for certain contracts that utilize the following registered separate accounts of

Talcott Resolution Life Insurance Company:
Talcott Resolution Life Insurance Company - DC Variable Account I
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)
Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Eleven
Talcott Resolution Life Insurance Company - Separate Account Twelve

(b)	MMLIS and MML Distributors are the principal underwriters for this Certificate. The following people are officers and directors of MMLIS and member representative and officers of MML Distributors:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Vaughn Bowman	Director, Chairman of the Board, Chief Executive Officer, and President	*
John Vaccaro	Director and Chairman Emeritus	*
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana	Director	*
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
Joseph Mallee	Director, Agency Field Force Supervisor and Vice President	*
David Mink	Vice President and Chief Operations Officer	*
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	*
Courtney Reid	Chief Compliance Officer	*
James P. Puhala	Deputy Chief Compliance Officer	*
Michael Gilliland	Deputy Chief Compliance Officer	*
Thomas Bauer	Chief Technology Officer	*
Anthony Frogameni	Chief Privacy Officer	*
Linda Bestepe	Vice President	*
Brian Foley	Vice President	10 Fan Pier Boulevard Boston, MA 02210
James Langham	Vice President	*
Michael Thomas	Vice President	2 Park Ave New York, NY 10016
Daken Vanderburg	Vice President	*
Mary B. Wilkinson	Vice President	10 Fan Pier Boulevard Boston, MA 02210
George Randall	Field Risk Officer	*
Alyssa O’Connor	Assistant Secretary	*
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	*
Elizabeth Marin	Assistant Treasurer	*
Kevin Lacomb	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Tricia Cohen	Continuing Education Officer	*
Mario Morton	Registration Manager	*
Kelly Pirrotta	AML Compliance Officer	*
John Rogan	Regional Vice President	*
Sarah Hedges	Regional Vice President	*
David Smith	Regional Vice President	*
Tanya Wilber	Regional Vice President	*

* 1295 State Street, Springfield, MA 01111-0001

MEMBER REPRESENTATIVE AND OFFICERS OF MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Elizabeth Forget	Member Representative	2 Park Ave New York, NY 10016
Douglas Steele	Chief Executive Officer and President	*
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	*
James P. Puhala	Chief Compliance Officer	*
Vincent Baggetta	Chief Risk Officer	*
Alyssa O’Connor	Assistant Secretary	*
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Kevin Lacomb	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	*
Elizabeth Marin	Assistant Treasurer	*
Stephen Alibozek	Entity Contracting Officer	*
Mario Morton	Registration Manager and Continuing Education Officer	*
Kelly Pirrotta	AML Compliance Officer	*
(*)	1295 State Street, Springfield, MA 01111-0001

(c)

Compensation From the Registrant
For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Underwriters” section of the Statement of Additional Information.

Item 35.        Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001.

Item  36.        Management Services

Not Applicable.

Item 37.        Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Strategic Group Variable Universal Life® (“GVUL”) policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, and the State of North Carolina on this 24th day of April, 2026.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By	ROGER W. CRANDALL* Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL * Roger W. Crandall	Director and Chief Executive Officer (principal executive officer)	April 24, 2026
MARY JANE FORTIN * Mary Jane Fortin	Chief Financial Officer (principal financial officer)	April 24, 2026
GREGORY GIARDIELLO * Gregory Giardiello	Corporate Controller (principal accounting officer)	April 24, 2026
KATHLEEN A. CORBET * Kathleen A. Corbet	Director	April 24, 2026
JAMES H. DEGRAFFENREIDT, JR. * James H. DeGraffenreidt, Jr.	Director	April 24, 2026
ISABELLA D. GOREN * Isabella D. Goren	Director	April 24, 2026
BERNARD A. HARRIS, JR. * Bernard A. Harris, Jr.	Director	April 24, 2026
MICHELLE K. LEE * Michelle K. Lee	Director	April 24, 2026
JEFFREY M. LEIDEN * Jeffrey M. Leiden	Director	April 24, 2026
DAVID H. LONG * David H. Long	Director	April 24, 2026
MICHAEL THOMAS ROLLINGS * Michael Thomas Rollings	Director	April 24, 2026
LAURA J. SEN * Laura J. Sen	Director	April 24, 2026
AMY M. STEPNOWSKI * Amy M. Stepnowski	Director	April 24, 2026
/s/ GARY F. MURTAGH * Gary F. Murtagh Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit
Item 30.	Exhibit (h)	i.	g.	1.	x.	T. Rowe Price Amendment to Participation Agreement effective August 21, 2025 (*)
Item 30.	Exhibit (n)	i.	Auditor Consents
• Company Financial Statements
• Separate Account Financial Statements
Item 30.	Exhibit (q)	SEC Procedures Memorandum dated April 23, 2026